THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Managed Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

February 18, 2005

Dear Shareholder:

I ask for your vote on an important matter affecting the Enterprise Managed Fund (the “Fund”), a series of The Enterprise Group of Funds, Inc., a Maryland corporation (the “Corporation”), that will be considered at a special meeting of shareholders to be held on March 31, 2005.

The Corporation’s Board of Directors (the “Board of Directors”) has called this meeting to request shareholder approval of the merger of the Fund into the AXA Enterprise Moderate-Plus Allocation Fund (the “AXA Moderate-Plus Fund”), which is a newly created series of the AXA Enterprise Multimanager Funds Trust, a Delaware statutory trust (the “Trust”) that is managed by the AXA Equitable Life Insurance Company (“AXA Equitable”). As a shareholder of the Fund, you are asked to review the enclosed Combined Proxy Statement and Prospectus carefully and to cast your vote on the proposal. The Board of Directors recommends a vote “FOR” the proposal.

Following the acquisition of The MONY Group, Inc. by AXA Financial, Inc. on July 8, 2004, Enterprise Capital Management, Inc., the Corporation’s investment manager, and AXA Equitable (collectively, the “Managers”) reviewed the Corporation’s and the Trust’s retail mutual fund offerings with the primary objective of consolidating the funds into one family of funds that offers a streamlined, more complete and competitive set of mutual funds, while serving the interests of shareholders. In this connection, the Managers determined that it would be appropriate to convert the Fund into a “fund of funds,” which is the investment structure used by the other asset allocation funds in the AXA Equitable family of funds. To accomplish this goal, the Managers recommended the merger of the Fund into the AXA Moderate-Plus Fund, which has similar investment objectives, asset allocation strategies and risks as the Fund, but a different investment structure. Like AXA Equitable’s other asset allocation funds, the AXA Moderate-Plus Fund operates under a fund of funds structure, investing substantially all of its assets in other mutual funds managed by the Managers. The effective expense of an investment in the AXA Moderate-Plus Fund is higher than that of the Fund. However, the Board of Directors and the Managers believe that the somewhat higher overall cost associated with the AXA Moderate-Plus Fund is offset by the advantages of the fund of funds structure, which provides a more efficient means of diversification among investments while allowing for a high degree of professional management in determining which investments to select, when to make the selection and how much to allocate to its sector or adviser, as well as operational efficiencies that are not found in the traditional subadvised fund.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by voting by telephone, through the Internet or in person. We have retained an outside firm that specializes in proxy solicitations (the “proxy solicitor”) to assist us with any necessary follow up. If we do not hear from you by March 1, 2005, the proxy solicitor may contact you. If you have any questions about the proposals or the voting instructions, please call us at 1-800-309-2984.

            Very truly yours,

            Steven M. Joenk

            President

            The Enterprise Group of Funds, Inc.

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Managed Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Enterprise Managed Fund, which is a series of The Enterprise Group of Funds, Inc. (the “Corporation”), will be held on Thursday, March 31, 2005, at 3:00 p.m., Eastern time, at the offices of AXA Equitable Life Insurance Company, located at 1290 Avenue of the Americas, New York, New York 10104, for the following purposes:

1. To approve an Agreement and Plan of Conversion and Termination, which provides for the reorganization of the Enterprise Managed Fund, a series of the Corporation, into the AXA Enterprise Moderate-Plus Allocation Fund, a newly created series of the AXA Enterprise Multimanager Funds Trust, a Delaware statutory trust.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record as of the close of business on January 24, 2005, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

            By Order of the Board of Directors,

            Patricia Louie

            Secretary

February 18, 2005

New York, New York

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YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the January 24, 2005 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the proposal described above.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the proxy card to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll free number listed on the enclosed proxy card(s). To vote via the Internet, please access the website listed on your proxy card(s). Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the “control” number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Corporation may be voted only in person or by written proxy. If we do not receive your completed proxy card by March 1, 2005, you may be contacted by our proxy solicitor.

If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons as set forth in the voting instructions on the proxy cards, they will not be voted.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp	ABC Corp. John Doe, Treasurer

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o

John B. Smith, Jr.,

UGMA/UTMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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COMBINED PROXY STATEMENT AND PROSPECTUS

Dated: February 18, 2005

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Managed Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

AXA Enterprise Moderate-Plus Allocation Fund

1290 Avenue of the Americas

New York, New York 10104

This is a Proxy Statement for the Enterprise Managed Fund (the “Acquired Fund”), a series of The Enterprise Group of Funds, Inc. (the “Corporation”), which is a Maryland corporation that is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. This is also a Prospectus for the AXA Enterprise Moderate-Plus Allocation Fund (the “Acquiring Fund”), a newly created series of the AXA Enterprise Multimanager Funds Trust (the “Trust”), which is a Delaware statutory trust that also is registered with the SEC as an open-end management investment company. Enterprise Capital Management, Inc. (“Enterprise Capital”) serves as the investment manager of the Corporation. AXA Equitable Life Insurance Company (“AXA Equitable”) serves as the investment manager of the Trust.

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to shareholders of the Acquired Fund in connection with the solicitation of proxies by, and on behalf of, the Corporation’s Board of Directors (the “Board of Directors” or the “Board”) to be used at a Special Meeting of Shareholders of the Acquired Fund to be held at the offices of AXA Equitable, located at 1290 Avenue of the Americas, New York, New York 10104, on March 31, 2005, at 3:00 p.m., Eastern time, and at any adjournments thereof (the “Meeting”). We made copies of this Proxy Statement/Prospectus available to shareholders of the Acquired Fund beginning on or about February 23, 2005. Each of the Corporation and the Trust is referred to herein as a “Company.” Each of the Acquired Fund and Acquiring Fund is referred to herein as a “Fund.”

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The matter that the Board of Directors expects will come before the Meeting, and the shareholders entitled to vote on such matter, are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve an Agreement and Plan of Conversion and Termination (the “Reorganization Agreement”), which provides for the reorganization of the Enterprise Managed Fund, a series of the Corporation, into the AXA Enterprise Moderate-Plus Allocation Fund, a newly created series of the Trust (the “Reorganization”).	Shareholders of the Enterprise Managed Fund

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting. The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1. The Prospectus and Statement of Additional Information, each dated May 3, 2004, as supplemented, of the Corporation (File Nos. 2-28097 and 811-01582), which contain additional information about the Acquired Fund;

2. The combined Annual Report to Shareholders of the Corporation, which includes information relating to the Acquired Fund for the fiscal year ended October 31, 2004; and

3. A Statement of Additional Information of the Trust related to this Proxy Statement/Prospectus, dated February 18, 2005, which contains additional information about the Reorganization.

For a free copy of any of the above documents, please call or write the Corporation at the above phone number or address.

Copies of the Corporation’s most recent annual report, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of the Corporation’s annual report by writing The Enterprise Group of Funds, Inc., 3343 Peachtree Rd., Atlanta, Georgia 30326, or by calling 1-800-432-4320.

Each Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Company must file certain reports and other information with the SEC. You can copy and review information about each Company at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about each Company is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549.

TABLE OF CONTENTS

VOTING INFORMATION	1

SUMMARY	2
The Proposed Reorganization	2
Tax Consequences of the Reorganization	3

PROPOSAL 1: APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF THE ENTERPRISE MANAGED FUND INTO THE AXA ENTERPRISE MODERATE-PLUS ALLOCATION FUND	4
Comparison of Investment Objectives, Policies and Strategies	8
Comparative Fee and Expense Tables	12
Example of Fund Expenses	14
Comparative Performance Information	14
Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures	17
Comparison of Principal Risk Factors	17
Capitalization	20

ADDITIONAL INFORMATION ABOUT THE PROPOSED REORGANIZATION	20
Terms of the Reorganization Agreement	20
Description of the Securities to Be Issued	21
Reasons for the Proposed Reorganization	22
Federal Income Tax Consequences of the Proposed Reorganization	26
Rights of Shareholders of the Funds	27

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	28
Management of the Trust	28
The Trust	28
The Manager	28
Management Fees	29
Expense Limitation Agreement	29
Fund Services	30
Investing in the Funds	30
Choosing a Share	30
How Sales Charges are Calculated	31
Ways to Reduce or Eliminate Sales Charges	36
It’s Easy to Open an Account	39
Buying Shares	41
Selling Shares	42
Selling Shares in Writing	45
Exchanging Shares	46
Restrictions on Buying, Selling and Exchanging Shares	47

How Fund Shares Are Priced	50
Dividends and other Distributions and Tax Consequences	51

FINANCIAL HIGHLIGHTS	53

MISCELLANEOUS	53
Shareholder Proposals	53

APPENDIX A: Security Ownership of Certain Beneficial Owners	A-1

APPENDIX B: Agreement and Plan of Conversion and Termination	B-1

VOTING INFORMATION

Record Date and Share Ownership

Shareholders of record as of the close of business on January 24, 2005 (the “Record Date”) are entitled to vote at the Meeting. The presence, in person or by proxy, of a majority of the shares of the Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposal against such adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Information as to the number of outstanding shares of the Fund as of the Record Date is set forth below:

Fund	Total Number	Number of Class A	Number of Class B	Number of Class C	Number of Class Y
Enterprise Managed Fund	17,521,577	8,714,295	7,757,043	1,002,635	47,604

Except as set forth in Appendix A, Enterprise Capital does not know of any person who owned beneficially or of record 5% or more of any class of shares of a Fund or 25% of the total number of shares of a Fund as of the Record Date. As of that same date, the directors and officers of the Corporation as a group owned less than 1% of any class of the Corporation’s outstanding shares.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” approval of the Reorganization set forth in Proposal 1. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Meeting.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To pass, the proposal requires the affirmative vote of at least two-thirds of all the votes entitled to be cast on the proposal.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves the Corporation significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your proxy at any time prior to its exercise by submitting: (1) a later-dated vote, in person at the Meeting, via the Internet, by telephone or by mail, or (2) written notice of revocation to the Secretary of the Corporation (“Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

For purposes of determining whether shareholders have approved the proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” a proposal because a proposal requires the affirmative vote of a specified majority of the Fund’s outstanding shares.

Solicitation of Proxies

AXA Equitable will bear the expense of soliciting proxies, and has retained Investor Connect for a fee of approximately $50,000 plus a reasonable amount to cover expenses. Certain directors, officers and other employees of the Corporation or Enterprise Capital or its affiliates, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Corporation will request that brokers and nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares. AXA Equitable may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Agreement, which is attached hereto as Appendix B.

The Proposed Reorganization

This Proxy Statement/Prospectus is soliciting shareholders with investments in the Acquired Fund to approve the Reorganization Agreement, whereby the Acquired Fund will be reorganized into the Acquiring Fund. The Acquired Fund’s shares are divided into four classes, designated Class A, Class B, Class C and Class Y shares

(collectively, the “Acquired Fund Shares”). The Acquiring Fund’s shares also are divided into four classes, also designated Class A, Class B, Class C and Class Y shares (collectively, the “Acquiring Fund Shares”).

The Reorganization Agreement provides for:

•	the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund;

•	the assumption by the Acquiring Fund of all the stated liabilities of the Acquired Fund;

•	the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders of record determined immediately after the close of business on the Closing Date (defined below) (the “Shareholders”); and

•	the complete termination of the Acquired Fund.

You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

Subject to shareholder approval, the Reorganization is expected to be effective immediately after the close of business on May 6, 2005, or on a later date the Companies agree upon (the “Closing Date”). As a result of the Reorganization, each Shareholder holding shares of the Acquired Fund would become a shareholder of the Acquiring Fund. Each such Shareholder would hold, immediately after the close of business on the Closing Date, Class A, Class B, Class C or Class Y shares of the Acquiring Fund, depending on the corresponding class of shares of the Acquired Fund that Shareholder owns, having an aggregate value equal to the aggregate value of those Acquired Fund Shares as of the Closing Date.

The Corporation’s Board of Directors has unanimously approved the Reorganization Agreement with respect to the Acquired Fund. Accordingly, the Board is submitting the Reorganization Agreement for approval by the Acquired Fund’s shareholders. In considering whether to approve the proposal, you should review the information in this Proxy Statement/Prospectus and the Reorganization Agreement generally. The Board recommends that you vote “FOR” Proposal 1 to approve the Reorganization Agreement.

Tax Consequences of the Reorganization

As a condition to consummation of the Reorganization, each Company will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that neither the Funds participating therein nor their shareholders will recognize any gain or loss as a result of the Reorganization. The holding period for, and the aggregate tax basis in, the Acquiring Fund Shares a Shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund Shares the Shareholder holds immediately prior to the Reorganization (provided the Shareholder holds the shares as capital assets on the Closing Date). Also, the Acquiring Fund’s holding period for, and tax basis in, each asset the Acquired Fund transfers to it will include the Acquired Fund’s holding period for, and be the same as the Acquired Fund’s tax basis in, that asset immediately prior to the Reorganization. The Companies expect that there will be no adverse tax consequences to Shareholders as a result of the Reorganization. Please see the “Federal Income Tax Consequences of the Proposed Reorganization” section below for further information.

PROPOSAL 1: APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF THE ENTERPRISE MANAGED FUND, A SERIES OF THE CORPORATION, INTO THE AXA ENTERPRISE MODERATE-PLUS ALLOCATION FUND, A SERIES OF THE TRUST.

This Proposal 1 requests your approval of the Reorganization of the Enterprise Managed Fund into the AXA Enterprise Moderate-Plus Allocation Fund (the “AXA Moderate-Plus Fund”). In considering whether you should approve this proposal, you should note that:

•	The AXA Moderate-Plus Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. If the Reorganization occurs, the AXA Moderate-Plus Fund will assume and publish the operating history and performance record of the Enterprise Managed Fund.

•	Following the Reorganization, the combined Fund will be managed in accordance with the investment objective, policies and limitations of the AXA Moderate-Plus Fund. The Funds have similar investment objectives in that each Fund seeks long-term capital appreciation. However, the AXA Moderate-Plus Fund also seeks current income, with a greater emphasis on capital appreciation. Thus, as a result of the Reorganization, you would be invested in a fund that seeks both capital appreciation and income rather than only capital appreciation. However, the Corporation’s Board and AXA Equitable believe that this is not a significant difference between the Funds because, although the Enterprise Managed Fund does not have a specific income objective, it normally invests approximately 35% of its assets in fixed income securities and cash and cash equivalents, which earn income for the Fund.

•

The Funds also follow similar asset allocation strategies in seeking their objective, but have different investment structures. The AXA Moderate-Plus Fund operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds managed by AXA Equitable and Enterprise Capital (the “Underlying Funds”), while the Enterprise Managed Fund invests directly in equity and fixed income securities selected by its subadviser. Thus, the effect of this Reorganization would be to convert the Enterprise Managed Fund, which is now actively managed by a subadviser that is responsible for investing specific assets in either equity or fixed income securities, into a fund of funds, which is managed directly by AXA Equitable and invests in a combination of Underlying Funds that emphasize either equity or fixed income investments. Certain Underlying Funds may emphasize different market sectors, such as large cap equities, foreign securities, small/mid cap equities, investment grade fixed income securities and high yield fixed income securities.

The Corporation’s Board and AXA Equitable believe that the fund of funds structure generally offers a more efficient and discrete means of diversification among asset categories, while allowing for the same degree of professional management in determining which investments to select, how much assets to commit and when to make the selection. The Corporation’s Board and AXA Equitable also believe that the fund of funds structure offers unique operational efficiencies that are not found in the traditional subadvised fund, such as the ability to effectively replace a subadviser by redeeming from one Underlying Fund and investing in another without going through the usual steps required to replace a subadviser, including negotiation of a new contract and approval of the Trust’s Board of Trustees at an in-person meeting.

•	The AXA Moderate-Plus Fund’s asset allocation ranges differ slightly from those of the Enterprise Managed Fund. The Enterprise Managed Fund generally invests 65% of its assets in equity securities, 30% in fixed income securities and 5% in cash, while the AXA Moderate-Plus Fund invests 77.5% of its assets in Underlying Funds that emphasize equity investments and 22.5% that emphasize fixed income investments. Thus, as a result of the Reorganization, you would be invested in a fund that generally invests a greater portion of its assets in equity investments, which tend to be more volatile than fixed income investments. However, the Corporation’s Board and AXA Equitable believe that this is not a significant difference between the Funds, as each Fund can increase or decrease its weighting in particular asset classes (i.e., equity investments and fixed income investments) by up to 15%. The Enterprise Managed Fund may invest up to 20% of its assets in foreign securities, while the AXA Moderate-Plus Fund generally invests approximately 25% of its assets in Underlying Funds that invest primarily in foreign securities.

•	The AXA Moderate-Plus Fund is a non-diversified fund, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Fund’s investment performance, as it may be more susceptible to risks associated with a single investment than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities. The Corporation’s Board and AXA Equitable believe that this risk is limited for the Fund because it invests its assets in a significant number of Underlying Funds, which generally have diversified holdings.

•	The Funds are subject to substantially similar principal risks, including market risk, management risk, issuer-specific risk, equity risk, foreign investing and emerging markets risk, credit/default risk, interest rate risk, derivatives risk and portfolio management risk. The AXA Moderate-Plus Fund invests in shares of Underlying Funds, and, therefore, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as AXA Equitable’s allocation among the Underlying Funds. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Funds, in proportion to the percentage of assets the AXA Moderate-Plus Fund allocates to the Underlying Funds utilizing such strategies. The AXA Moderate-Plus Fund also is subject to non-diversification risk. However, for the reasons described above, the Corporation’s Board and AXA Equitable believe that non-diversification risk is limited for the AXA Moderate-Plus Fund.

For a more detailed comparison of the investment objectives, policies and risks of each Fund, please see “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risks” below.

•	AXA Equitable (the “Manager”) will serve as the investment manager for the AXA Moderate-Plus Fund following the Reorganization using its proprietary investment process. Enterprise Capital serves as the investment manager for the Enterprise Managed Fund. The Underlying Funds in which the AXA Moderate-Plus Fund invests are advised by various subadvisers. Wellington Management Company, LLP is the subadviser for the Enterprise Managed Fund. For a more detailed description of the Manager for the Acquiring Fund, please see “The Manager” below.

•	You will not pay any front-end or deferred sales charge in connection with the Reorganization. However, Class B and Class C shares of the AXA Moderate-Plus Fund issued to a Shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of the Enterprise Managed Fund held by that Shareholder immediately prior to the Reorganization. The period that the Shareholder held shares of the Enterprise Managed Fund will be included in the holding period of the Acquiring Fund Shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of the AXA Moderate-Plus Fund issued to a Shareholder in connection with the Reorganization will convert to Class A shares approximately eight years after the date that the corresponding Class B shares of the Enterprise Managed Fund were purchased by the Shareholder. Each Fund is subject to the same sales load structure, as described in the table below in the section entitled “Comparative Fee and Expense Tables.” In addition, fund services and the procedures for buying, selling and exchanging shares of the Funds are identical. Please see the “Additional Information About the Acquiring Fund” section below for more information.

•	The effective expense of an investment in the AXA Moderate-Plus Fund is higher than that of an investment in the Enterprise Managed Fund. The net annual operating expense ratios of the Class A, Class B, Class C and Class Y shares of the AXA Moderate-Plus Fund are estimated at 0.90%, 1.45%, 1.45% and 0.45%, respectively, after taking into account an expense limitation arrangement that expires on February 28, 2006 and will be considered for renewal by the Trust’s Board and AXA Equitable annually thereafter. Absent this arrangement, the total annual operating expense ratios of the Class A, Class B, Class C and Class Y shares of the AXA Moderate-Plus Fund are estimated to be 1.28%, 1.83%, 1.83% and 0.83%, respectively.

In addition to the expenses directly associated with an investment in the AXA Moderate-Plus Fund, it indirectly bears the expenses associated with the Underlying Funds in which it invests. The net annual operating expense ratio that the AXA Moderate-Plus Fund incurs indirectly in connection with its investments in the Underlying Funds currently is expected to range from 1.15% to 1.40%. Thus, the effective net annual operating expense ratios of the Class A, Class B, Class C and Class Y shares of the AXA Moderate-Plus Fund, including its direct and indirect expenses, currently are expected to range from 2.05% to 2.30%, 2.60% to 2.85%, 2.60% to 2.85% and 1.60% to 1.85%, respectively (compared to 1.45%, 2.00%, 2.00% and 1.00%, respectively, for the Class A, Class B, Class C and Class Y shares of the Enterprise Managed Fund), after taking into account the expense limitation arrangement in effect for each Fund. Absent this arrangement, the effective total annual operating expense ratios of the Class A, Class B, Class C and Class Y shares of the AXA Moderate-Plus Fund would be expected to range from 2.43% to 2.68%, 2.98% to 3.23%, 2.98% to 3.23% and 1.98% to 2.23%, respectively (compared to 1.76%, 2.31%, 2.31% and 1.31%, respectively, for the Class A, Class B, Class C and Class Y shares of the Enterprise Managed Fund). This information is based on a weighted-average range of the expense ratios, since the average assets of the AXA Moderate-Plus Fund invested in Underlying Funds will fluctuate. The total expense ratios may be higher or lower depending on the allocation of the AXA Moderate-Plus Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

The Corporation’s Board and AXA Equitable believe that the somewhat higher overall cost associated with the AXA Moderate-Plus Fund is offset by the advantages of the fund of funds structure, which provides a more efficient means of diversification among investments while allowing for a high degree of professional management in determining which investments to select, when to make the selection and how much to allocate to its sector or adviser.

•

It is not expected that the AXA Moderate-Plus Fund will revise any of its investment policies following the Reorganization to reflect those of the Enterprise Managed Fund. In addition, it is expected that if shareholders of the

Enterprise Managed Fund approve the Reorganization of the Fund, substantially all of the Fund’s holdings will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the investment policies of the AXA Moderate-Plus Fund. The sale of the Enterprise Managed Fund’s investments in connection with the Reorganization may result in such Fund’s selling securities at a disadvantageous time and will result in the Fund’s realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

Because the Enterprise Managed Fund had approximately $33 million in capital loss carryforwards as of October 31, 2004 to offset any realized capital gains, the liquidation of these assets is not expected to result in any significant additional distributions to the Fund’s shareholders.

•	The AXA Moderate-Plus Fund invests substantially all of its assets in mutual funds that are series of each Company and for which AXA Equitable, Enterprise Capital or one of their affiliates serves as investment manager, investment adviser or administrator. Thus, conflicts of interest may arise as the Manager and certain officers and Trustees of the Trust and Directors of the Corporation fulfill their fiduciary responsibilities to the AXA Moderate-Plus Fund and the Underlying Funds. The Manager believes, however, that the potential impact of such conflicts is limited by the Manager’s own fiduciary obligations to the Trust and its shareholders and by the supervision of the Trust’s operations by its Board of Trustees, a substantial majority of which is comprised of persons who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”).

•	The Trust is organized as a Delaware statutory trust, while the Corporation is organized as a Maryland corporation. Thus, the restructuring into a series of the Trust will cause the Enterprise Managed Fund governance to become that of a series of a Delaware statutory trust. There are certain differences between Maryland corporate law and Delaware statutory trust law; a Delaware statutory trust generally has greater flexibility in conducting its operations. For a more detailed description of the differences between those laws and the reasons for the restructuring, please see the “Reasons for the Reorganization” and “Rights of Shareholders of the Funds” sections below.

Comparison of Investment Objectives, Policies and Strategies

The Funds have similar investment objectives and strategies, although there are some important differences of which you should be aware. The investment objectives and the strategies and policies of each Fund are described below. The Acquiring Fund’s investment objectives may be changed by the Trust’s Board without a vote of the Fund’s shareholders. The Acquired Fund’s investment objective may not be changed by the Corporation’s Board without a vote of the Fund’s shareholders. The principal risks of investing in the Funds also are similar. For information concerning the risks associated with investments in the Funds, see “Comparison of Principal Risk Factors” below.

	Enterprise Managed Fund	AXA Moderate-Plus Fund
Investment Objective	Seeks growth of capital over time.	Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.
Investment Strategies	The Fund invests in a diversified portfolio of equity securities, fixed income securities and cash equivalents.	Same, except that the Fund invests exclusively in Underlying Funds, which emphasize either equity or fixed income investments.
	The Fund normally invests 65% of its assets in equity securities, 30% in fixed income securities and 5% in cash and cash equivalents.	The Fund invests approximately 77.5% of its assets in Underlying Funds that emphasize equity investments and 22.5% that emphasize fixed income investments.
	The allocation of the Fund’s assets among the different types of permitted investments will vary from time to time based upon the subadviser’s evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Fund can increase or decrease the weighting in equity or fixed income securities by 15% and cash by 5%.	The asset allocation target for the Fund has been established by the Manager under the oversight of the Trust’s Board. Actual allocations between asset classes can deviate from the amount shown above by 15% of the Fund’s assets. From time to time, the Fund also may deviate from its asset allocation target and from the target investment percentages for each asset category in which it invests as a result of appreciation or depreciation of the shares of the Underlying Funds in which it invests. The Fund has adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance the Fund’s holdings on at least a quarterly basis. Second, the Manager will not allocate any new investment dollars to any Underlying Fund in an asset class or category whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Funds in any asset class or category whose minimum percentage has not been achieved.

Enterprise Managed Fund	AXA Moderate-Plus Fund
The Fund’s equity investments will be primarily large cap companies; however, the Fund may invest in companies of any size. The Fund may also invest up to 20% of its assets in foreign securities. The bonds in which the Fund may invest will be primarily government and government agency securities, investment grade corporate debt securities, mortgage-and asset-backed securities.	Subject to the asset allocation target set forth above, the Fund generally invests its assets in Underlying Funds within the following asset categories in the approximate percentages shown: 35% in large cap equity securities; 17.5% in small/mid cap equity securities; 17.5% in investment grade bonds; 5% in high yield bonds; and 25% in international equity securities. The Manager determines the specific target investment percentages for each asset category and each Underlying Fund in which the Fund invests based on its proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Fund. The Manager may change these targets from time to time. In addition, the Fund may deviate from these percentages by 15% for each asset category.
The Fund employs a subadviser to manage the assets of the Fund.

The Manager selects the Underlying Funds in which to invest the Fund’s assets. The Manager may add new Underlying Funds or replace existing Underlying Funds. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The Manager has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The following is a list of the Underlying Funds, divided by asset category, in which the Fund currently may invest. The Fund will purchase Class Y shares of the Underlying Funds, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

Investment Grade Bond

AXAEnterprise Multimanager Core Bond Fund

EnterpriseGovernment Securities Fund

EnterpriseShort Duration Bond Fund

EnterpriseTax-Exempt Income Fund

EnterpriseTotal Return Fund

	Enterprise Managed Fund	AXA Moderate-Plus Fund

Large Cap Equities

AXAEnterprise Multimanager Growth Fund

AXAEnterprise Multimanager Core Equity Fund

AXAEnterprise Multimanager Value Fund

EnterpriseCapital Appreciation Fund

EnterpriseDeep Value Fund

EnterpriseEquity Fund

EnterpriseEquity Income Fund

EnterpriseGrowth Fund

EnterpriseGrowth and Income Fund

EnterpriseMulti-Cap Growth Fund

High Yield Bond

EnterpriseHigh-Yield Bond Fund

Small/Mid Cap Equities

AXAEnterprise Multimanager Small/Mid Cap Growth Fund

AXAEnterprise Multimanager Small/Mid Cap Value Fund

EnterpriseSmall Company Growth Fund

EnterpriseSmall Company Value Fund

International Equities

AXAEnterprise Multimanager International Equity Fund

EnterpriseInternational Growth Fund

Investment Manager	Enterprise Capital	AXA Equitable
Investment Subadviser	Wellington Management Company, LLP (“Wellington Management”) is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 80 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2004, Wellington Management had approximately $470 billion in assets under management. The principal office of Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.	The subadvisers for the Underlying Funds include Alliance Capital Management, L.P., AXA Rosenberg Investment Management LLC, Bank of Ireland Asset Management (U.S.) Limited, Barrow, Hanley, Mewhinney & Straus, Inc., BlackRock Advisors, Inc., Boston Advisors, Inc., Caywood-Scholl Capital Management, Eagle Asset Management, Inc., Franklin Advisers, Inc., Fred Alger Management, Inc., GAMCO Investors, Inc., Institutional Capital Management, L.P., Janus Capital Management LLC, Marsico Capital Management, LLC, MBIA Capital Management Corp., MFS Investment Management, Montag & Caldwell, Inc., Pacific Investment Management Company LLC, Provident Investment Counsel, Inc., RCM Capital Management LLC, SSgA Funds Management, Inc., TCW Investment Management Company, Thornburg Investment Management, Inc., UBS Global Asset Management (Americas), Inc., and Wellington Management Company, LLP.

	Enterprise Managed Fund	AXA Moderate-Plus Fund
Portfolio Manager(s)	Day to day management of this Fund is performed by an investment management team.	Day to day management of this Fund is performed by an investment management team. Information regarding the portfolio managers of the Underlying Funds is available in the prospectuses for those funds.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Acquired Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization. Expenses for the Acquired Fund are based on the operating expenses incurred by each class of shares of the Fund for the last fiscal year ended October 31, 2004. The Acquiring Fund is newly organized and has not had any operations of its own to date. The pro forma expenses of each class of shares of the Acquiring Fund assume that the Reorganization had been in effect for the last fiscal year ended on that date.

Shareholder Fees

(fees paid directly from your investment)

	Enterprise Managed Fund							Pro Forma AXA Moderate-Plus Fund
	Class A		Class B		Class C		Class Y	Class A		Class B		Class C		Class Y
Maximum sales charge (load) (1)	4.75%		5.00%		1.00%		None	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	(2)	None		None		None	4.75%	(2)	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(3)	5.00%	(4)	1.00%	(5)	None	None	(3)	5.00%	(4)	1.00%	(5)	None
Redemption fee (as a percentage of amount redeemed, if applicable) (6)	2.00%		2.00%		2.00%		2.00%	2.00%		2.00%		2.00%		2.00%
Account Fee	*		*		*		*	*		*		*		*

(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	This sales charge varies depending upon how much you invest. See “How Sales Charges Are Calculated.”
(3)	If you buy $1,000,000 or more of Class A shares and redeem those shares within two years of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4)	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See “How Sales Charges Are Calculated.”
(5)	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges Are Calculated.”
(6)	If you redeem or exchange shares of the fund (excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “It’s Easy to Open an Account.”

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Enterprise Managed Fund				Pro Forma AXA Moderate-Plus Fund (1)
	Class A	Class B	Class C	Class Y	Class A	Class B	Class C	Class Y
Management Fee	0.75%	0.75%	0.75%	0.75%	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service Fees (12b-1 fees)	0.45%	1.00%	1.00%	None	0.45%	1.00%	1.00%	None
Other Expenses	0.56%	0.56%	0.56%	0.56%	0.63%	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.76%	2.31%	2.31%	1.31%	1.28%	1.83%	1.83%	0.83%
Less Fee Waiver/Expense Reimbursement (2)	(0.31)%	(0.31)%	(0.31)%	(0.31)%	(0.38)%	(0.38)%	(0.38)%	(0.38)%
Net Total Annual Fund Operating Expenses	1.45%	2.00%	2.00%	1.00%	0.90%	1.45%	1.45%	0.45%

(1)	The AXA Moderate-Plus Fund invests in shares of Underlying Funds. Therefore, the AXA Moderate-Plus Fund will, in addition to bearing its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Funds, and the investment return of the Fund will be reduced by each Underlying Fund’s expenses. As of the date of this Proxy Statement/Prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with the Fund’s investments in Underlying Funds is 1.15% to 1.40%. Thus, the effective net annual operating expense ratio of each class of shares of the Fund, including its direct and indirect expenses, currently is expected to range from 2.05% to 2.30% for Class A shares, 2.60% to 2.85% for Class B shares, 2.60% to 2.85% for Class C shares and 1.60% to 1.85% for Class Y shares, after taking into account the expense limitation arrangement described below. Absent this arrangement, the effective total annual operating expense ratio of each class of shares of the Fund currently is expected to range from 2.43% to 2.68% for Class A shares, 2.98% to 3.23% for Class B shares, 2.98% to 3.23% for Class C shares and 1.98% to 2.23% for Class Y shares. This information is based on a weighted- average range of the expense ratios since the average assets of the AXA Moderate-Plus Fund invested in Underlying Funds will fluctuate. The total expense ratios may be higher or lower depending on the allocation of the AXA Moderate-Plus Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
(2)

Pursuant to separate contracts, Enterprise Capital and AXA Equitable have agreed to waive or limit their fees and to assume other expenses of their respective Funds until February 28, 2006 (each, an “Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of each class of shares of their respective Funds (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above under Net Total Annual

Fund Operating Expenses. Enterprise Capital and AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the applicable Fund’s expense ratio and such reimbursement do not exceed the Fund’s expense cap. These arrangements may be discontinued at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Management of the Trust — The Manager — Expense Limitation Agreement.”

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. It does not show certain indirect costs of investing, including the costs of the Underlying Funds. The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and

•	The expense limitation currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the Funds. Actual expenses may be higher or lower than those shown. This example does not reflect the fees and expenses of the Underlying Funds. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Enterprise Managed Fund
	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)
1 Year	$616	$703	$203	$303	$203	$102
3 Years	$974	$1,092	$692	$692	$692	$385
5 Years	$1,356	$1,407	$1,207	$1,207	$1,207	$688
10 Years	$2,425	$2,484	$2,484	$2,622	$2,622	$1,552

	Pro Forma AXA Moderate-Plus Fund
	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)
1 Year	$562	$648	$148	$248	$148	$ 46
3 Years	$826	$939	$539	$539	$539	$227
5 Years	$1,109	$1,155	$955	$955	$955	$423
10 Years	$1,915	$1,972	$1,972	$2,117	$2,117	$990

(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

Comparative Performance Information

The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.

After the Reorganization, which is subject to shareholder approval, the Acquiring Fund, as the successor to the Acquired Fund, will assume and publish the operating history and performance record of the Acquired Fund. Past performance (before and after taxes) is not an indication of future performance. This may be particularly true with respect to the performance of the combined Fund following the Reorganization because the Acquired Fund invests directly in a combination of equity and debt securities, while the Acquiring Fund invests substantially all of its assets in other mutual funds that emphasize either equity or debt investments.

The following information shows how the Acquired Fund has performed in the past and gives some indication of the risks of an investment in the Acquired Fund by showing yearly changes in the Fund’s performance and by comparing the Fund’s performance with a broad measure of market performance. Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since Enterprise Capital may add to, dismiss or replace the subadvisers in a fund, the Fund’s historical performance may cover periods when the Fund was advised by different subadvisers.

Calendar Year Annual Total Returns

(Class Y)

The following bar chart illustrates the annual total returns for the Acquired Fund’s Class Y shares for the calendar years shown. The inception date for the Class Y shares of the Acquired Fund is July 5, 1995. The returns for the Acquired Fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best Quarter: 13.55% (2nd Quarter 1997)	Worst Quarter: (16.38)% (3rd Quarter 2001)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of shares of the Acquired Fund (before and after taxes) for the periods shown compared to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Enterprise Managed Fund

Average Annual Total Return (For the period ended December 31, 2004)	1 Year	5 Years	10 Years	Since Inception*
Class A — Return Before Taxes	8.13%	(2.04)%	7.75%	7.39%
Return After Taxes on Distributions	7.83%	(2.66)%	6.74%	6.40%
Return After Taxes on Distributions & Sales of Fund Shares	5.29%	(1.91)%	6.45%	6.13%
Class B — Return Before Taxes	7.56%	(2.57)%	NA	5.92%
Return After Taxes on Distributions	7.46%	(3.07)%	NA	4.98%
Return After Taxes on Distributions & Sales of Fund Shares	4.91%	(2.28)%	NA	4.84%
Class C — Return Before Taxes	7.58%	(2.60)%	NA	1.96%
Return After Taxes on Distributions	7.48%	(3.12)%	NA	0.98%
Return After Taxes on Distributions & Sales of Fund Shares	4.93%	(2.31)%	NA	1.37%
Class Y — Return Before Taxes	8.73%	(1.62)%	NA	6.05%
Return After Taxes on Distributions	8.25%	(2.34)%	NA	4.87%
Return After Taxes on Distributions & Sales of Fund Shares	5.67%	(1.62)%	NA	4.78%
S&P 500 Index**	10.88%	(2.30)%	12.07%	11.76%

*	The inception dates for Class A, Class B, Class C and Class Y shares are October 1, 1994, May 1, 1995, May 1, 1997 and July 5, 1995, respectively. The since inception returns of the S&P 500 Index shown in the table reflect the returns of the index since the inception of the Fund’s Class A shares. The returns of the S&P 500 Index since the inception of the Fund’s Class B, Class C and Class Y shares are 11.76%, 11.11% and 7.20%, respectively.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. The S&P 500 Index is an unmanaged broad-based index that includes 500 companies which tend to be leaders in important industries within the U.S. economy.

Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures

The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures as discussed in the “Additional Information about the Acquiring Fund” section below.

Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by the Fund’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Fund may be subject to different principal risks. Some of the principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s net asset value. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

The principal risks of an investment in the Acquiring Fund are substantially similar to the principal risks of an investment in the Acquired Fund. However, because the Funds pursue their investment objectives using somewhat different investment policies, an investment in the Acquiring Fund will be subject to different risks than an investment in the Acquired Fund. The Acquired Fund is subject to risks directly through its investments in equity and fixed income securities, while the Acquiring Fund will be subject to risks through its investments in Underlying Funds that invest in equity and fixed-income securities.

	Enterprise Managed Fund	AXA Moderate-Plus Fund
Market Risk	X	X
Management Risk	X	X
Issuer-Specific Risk	X	X
Equity Risk	X	X
Foreign Investing/Emerging Markets Risk	X	X
Credit/Default Risk	X	X
Interest Rate Risk	X	X
Derivatives Risk	X	X
Portfolio Management Risk	X	X
Non-Diversification Risk		X
Underlying Funds Risk		X

Principal Risks

Each Fund is subject to the following risks. As noted above, the Acquired Fund is subject to these principal risks directly through its investments in equity and fixed income securities, while the Acquiring Fund is subject to these principal risks through its investments in Underlying Funds that invest in equity and fixed-income securities.

Equity Risk:    Stocks and other equity securities generally fluctuate in value more than bonds.

Foreign Investing and Emerging Markets Risk:    The value of a Fund’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

Issuer-Specific Risk:    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A Fund could lose all of its investment in a company’s securities.

Portfolio Management Risk:    There is a risk that the strategies used by a Fund’s adviser and its securities selections will fail to produce the intended results.

Credit/Default Risk:    It is possible that the issuer of a security will not be able to make interest and principal payments when due. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Lower rated bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the price of the bond.

Interest Rate Risk:    When interest rates decline, the value of a Fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a Fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Derivatives Risk:    Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

The Acquiring Fund also is subject to the following risks through its investment in Underlying Funds:

Non-Diversification Risk:    As a non-diversified mutual fund, the Fund may focus its investments in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

Underlying Funds Risk:    Since the Acquiring Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Acquiring Fund. These risks include the risks listed above, as well as the following risks:

Investment Style Risk — The subadvisers to the Underlying Funds may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Fund. These styles may be out of favor, or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Fund’s share price.

Small- and Mid-Capitalization Risk — There may be an increased risk for Underlying Funds that invest in small and mid-capitalization companies because the common stocks of these companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An Underlying Fund’s investment in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to an Underlying Fund.

Mortgage-Backed and Asset-Backed Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

Capitalization

The following table shows the capitalization of the Acquired Fund as of October 31, 2004 and the Acquiring Fund on a pro forma combined basis as of that date after giving effect to the proposed Reorganization. The Acquiring Fund is newly organized and did not have any operations of its own as of that date.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Enterprise Managed Fund — Class A	$61.4	$6.72	9,133,647
Adjustments	$—	$—	—
Pro forma AXA Moderate-Plus Fund — Class A	$61.4	$6.72	9,133,647
Enterprise Managed Fund — Class B	$53.2	$6.54	8,129,222
Adjustments	$—	$—	—
Pro forma AXA Moderate-Plus Fund — Class B	$53.2	$6.54	8,129,222
Enterprise Managed Fund — Class C	$6.7	$6.52	1,032,207
Adjustments	$—	$—	—
Pro forma AXA Moderate-Plus Fund — Class C	$6.7	$6.52	1,032,207
Enterprise Managed Fund — Class Y	$0.4	$6.79	56,037
Adjustments	$—	$—	—
Pro forma AXA Moderate-Plus Fund — Class Y	$0.4	$6.79	56,037

ADDITIONAL INFORMATION ABOUT THE PROPOSED REORGANIZATION

Terms of the Reorganization Agreement

The terms and conditions under which the Reorganization would be completed are contained in the Reorganization Agreement. The following summary thereof organization Agreement is qualified in its entirety by reference to the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix B. The Reorganization Agreement provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares equal in number and value, by class, to the outstanding Acquired Fund Shares and the Acquiring Fund’s assumption of the Acquired Fund’s stated liabilities.

The Reorganization Agreement further provides that, as promptly as practicable after the Closing Date, the Acquired Fund will distribute the Acquiring Fund Shares it receives in the Reorganization to its Shareholders, by class. The number of full and fractional Acquiring Fund Shares each Shareholder will receive will be equal in number and value, as of immediately after the close of business (generally 4:00 p.m., Eastern Time) on the Closing Date, to the Acquired Fund Shares the Shareholder holds at that time. After such distribution, the Corporation will take all necessary steps under its Articles of Incorporation and Maryland and any other applicable law to effect a complete termination of the Acquired Fund.

The Reorganization Agreement may be terminated, and the Reorganization may be abandoned at any time prior to its consummation, before or after approval by the Acquired Fund’s shareholders, by the Companies’ mutual agreement and under certain other circumstances. The completion of the Reorganization also is subject to various conditions, including approval of the proposal by the Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

The Corporation’s Board, including the Directors who are not “interested persons” (as defined in the 1940 Act) of either Company (the “Independent Directors”), has determined, with respect to the Acquired Fund, that the interests of its shareholders will not be diluted as a result of its Reorganization and that participation in the Reorganization is in the best interests of the Acquired Fund. Similarly, the Trust Board, including the Independent Trustees, has determined, with respect to the Acquiring Fund, that the interests of its shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquiring Fund.

The expenses of the Reorganization will be borne by AXA Equitable.

Approval of the Reorganization Agreement with respect to the Acquired Fund will require the affirmative vote of at least two-thirds of the votes of its shareholders entitled to be cast on the Reorganization Agreement at the Meeting. If the Reorganization Agreement with respect to the Acquired Fund is not approved by its shareholders or is not consummated for any other reason, the Corporation’s Board will consider other possible courses of action.

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive Class A, Class B, Class C or Class Y shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement. Each such share will be fully paid and nonassessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Trust’s Agreement and Declaration of Trust authorizes the Trust’s Board to issue shares in different series and classes. In addition, the Agreement and Declaration of Trust authorizes the Trust’s Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Trust’s Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. The Acquiring Fund is a series of the Trust.

The Trust currently offers five classes of shares — Class A, Class B, Class C, Class P and Class Y shares. Class P shares are not involved in the Reorganization. The Shareholders will receive Class A, Class B, Class C and Class Y shares of the Acquiring Fund in connection with the Reorganization. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust (the “Distribution Plans”). Those classes of shares each pay an annual service fee of 0.25% of the average daily net assets attributable to them. In addition to this service fee, the Trust’s Class A, Class B and Class C shares pay an annual distribution fee of 0.20%, 0.75% and 0.75%, respectively, of the average daily net assets attributable to them. There is no distribution plan with respect to Class Y shares, and the Acquiring Fund pays no distribution fees with respect to those shares.

Reasons for the Proposed Reorganization

On July 8, 2004, AXA Financial, Inc. (“AXA Financial”) acquired The MONY Group, Inc., the parent company of Enterprise Capital (the “MONY Merger”). Following the MONY Merger, management of the newly combined company undertook an extensive review of each Company’s mutual fund offerings with the primary objective of consolidating the funds into one family of funds that offers a streamlined, more complete and competitive set of mutual funds, while serving the interests of shareholders.

At a meeting of the Board held on December 15, 2004, management met with the Board and explained that, based on its review, it had determined that it would be in the best interests of the Enterprise Managed Fund’s shareholders to convert that Fund into a “fund of funds,” which is the investment structure used by the other asset allocation funds in the AXA Equitable family of funds. In this connection, management recommended that the Board approve the Reorganization. Management noted its belief that this action would strengthen the Companies’ offerings in the asset allocation fund category and facilitate the marketing and sale of shares of the funds, which potentially could lead to increased cash flows and growth in assets and the resulting benefits to shareholders. Management also explained its belief that the proposed Reorganization would afford the current shareholders invested in the Acquired Fund the benefits that the AXA Moderate-Plus Fund and its “fund of funds” structure offer.

In determining whether to approve the Reorganization Agreement with respect to the Acquired Fund and recommend its approval to shareholders, the Board, including the Independent Directors, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) comparisons of the investment objectives, policies and strategies of the Fund; (2) the effect of the Reorganization on the Acquired Fund’s annual operating expenses and shareholder costs; (3) the historical performance record of the Acquired Fund; (4) the direct or indirect federal income tax consequences of the Reorganization to shareholders; (5) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in dilution of shareholder interests; (6) the potential benefits of the Reorganization to other persons, including Enterprise Capital, AXA Equitable and their affiliates; (7) the potential benefits of the proposed Reorganization to shareholders; and (8) possible alternatives to the Reorganization.

In connection with the Board’s consideration of the proposed Reorganization, management provided the Board, and the Board considered, information regarding the factors set forth above. Management noted that the Funds have similar investment objectives, asset allocation strategies and risks, except for the specific differences noted above in the proposal for the Reorganization, and thus are likely to appeal to the same investors.

Management noted that the Funds follow similar asset allocation strategies. Management also noted its belief that the Acquired Fund and its shareholders will benefit from the conversion to a fund of funds structure and that the Acquiring Fund has many of the attributes shareholders sought when they selected the Acquired Fund for investment. Management also explained to the Board that the fund of funds structure offers a more efficient and discrete means of diversification among investments while allowing for the same degree of professional management in determining which investments to select, when to make the selection and how much to allocate to a sector or adviser. In addition, management noted that the fund of funds structure offers unique operational efficiencies that are not found in the traditional subadvised portfolio, such as the ability to effectively replace a subadviser by redeeming from one Underlying Fund and investing in another without going through the usual steps required to replace a subadviser, including negotiation of a new contract and approval of the Trust’s Board at an in-person meeting. Management also explained that shareholders should benefit from the more discrete asset allocation and rebalancing services provided by AXA Equitable, emphasizing that AXA Equitable employs a proprietary asset allocation model setting allocation targets and rebalances the Acquiring Fund’s holdings at regular intervals.

Management then reviewed with the Board the fund of funds structure and its effects on the Acquired Fund’s investment characteristics, fees and operations. Management noted that the Acquiring Fund’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Funds. Management also noted that, because the AXA Moderate-Plus Fund invests in other series of each Company and for which AXA Equitable or one of its affiliates serves as investment manager, investment adviser or administrator, conflicts of interest may arise as AXA Equitable and certain officers and board members of the Companies fulfill their fiduciary responsibilities to the AXA Moderate-Plus Fund and the Underlying Funds. Management noted its belief, however, that the potential impact of such conflicts is limited by the parties’ fiduciary obligations to their respective Company and its shareholders and by the supervision of each Company’s operations by its Board, a substantial majority of whom are Independent Trustees or Directors.

Management noted that Enterprise Capital serves as the investment manager to the Acquired Fund and that AXA Equitable serves as the investment manager to the Acquiring Fund. Management then described AXA Equitable’s substantial experience managing other similar investment vehicles.

Management also informed the Board that the effective expense of an investment in the AXA Moderate-Plus Fund is higher than that of an investment in the Enterprise Managed Fund and reviewed the reasons described above for the higher effective expense. Management explained its belief that the somewhat higher overall cost associated with the AXA Moderate-Plus Fund is offset by the advantages of the fund of funds structure, which provides a more efficient means of diversification among investments while allowing for a high degree of professional management in determining which investments to select, when to make the selection and how much to allocate to its sector or adviser.

Management then noted that the Reorganization would result in the Acquired Fund becoming a series of a Delaware statutory trust rather than a Maryland corporation. Management then reviewed with the Board the differences between the organizational forms, noting its belief that the Delaware statutory trust form offers a number of advantages over the Maryland corporate form and that, as a result, the Delaware statutory trust form of organization has been increasingly used by mutual funds, including the family of funds managed by AXA Equitable. In this connection, management explained that the Trust has greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations of shareholders, noting, for example, that the organizational documents of a Delaware statutory trust may be amended without shareholder approval, while Maryland corporate law generally requires shareholder approval of such amendments. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors’ functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate a greater portion of its responsibilities to duly empowered committees of the board or to appropriate officers, including responsibilities relating to declaring dividends. Management also noted that Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may change a Delaware statutory trust’s domicile or organizational form and take certain other extraordinary actions, such as mergers, reorganizations and liquidations, without shareholder approval. In contrast, under Maryland corporate law, a company’s board of directors generally would be required to obtain shareholder approval prior to taking such actions.

Management also noted that as a result of the Reorganization, substantially all of the Acquired Fund’s holdings would be liquidated, and the proceeds of the sales would be held in temporary investments or reinvested in assets that will be consistent with the investment policies of the Acquiring Fund. Management informed the Board that the sale of investments may result in the Fund realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. Management also noted, however, that because the Enterprise Managed Fund has significant capital loss carryforwards to offset any realized capital gains, the liquidation of these assets is not expected to result in any significant additional distributions to shareholders.

Management then reviewed with the Board the terms and conditions of the Reorganization Agreement, noting that the Reorganization is expected to be tax-free to the Acquired Fund and its shareholders. Management also noted that the interests of the shareholders would not be diluted by the Reorganization because the Reorganization would be effected on the basis of the Acquired Fund’s net asset value. Management further noted that AXA Equitable would bear the costs of the Reorganization. Management then recommended that the Board approve the Reorganization.

In reaching the decision to recommend approval of the Reorganization, the Board, including the Independent Directors, concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the Fund, and that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Board’s conclusion was based on a number of factors, including the following:

•	The Reorganization will permit shareholders of the Acquired Fund to continue to invest in a fund that pursues a similar investment objective and asset allocation strategy. The Reorganization will provide shareholders with the added benefit of broader and more discrete asset allocation and rebalancing services, which take into consideration allocations not only among equity and debt securities but sub-classes of equity and debt securities;

•	The Reorganization will facilitate the marketing and sale of shares of the Acquiring or “combined” Fund, which potentially could result in better cash flow into the combined Fund and lower expenses through economies of scale, and also will provide greater opportunities for the combined Fund to diversify their investments and make their operations more efficient;

•	AXA Equitable has substantial experience in managing investment vehicles similar to the Funds;

•	As a result of the Reorganization, each shareholder of the Acquired Fund would hold, immediately after the Closing Date, Class A, Class B, Class C or Class Y shares, as appropriate, of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund that a shareholder holds as of the Closing Date;

•	The higher effective expense of the Acquiring Fund is reasonable in view of the services provided, the expenses incurred by AXA Equitable in providing those services and the anticipated benefits of those services to shareholders of the Fund;

•	The Delaware statutory trust form of organization provides more flexibility with respect to the administration of the Funds, which potentially could lead to greater efficiencies and lower expenses for shareholders of the Acquired Funds; and

•	The Reorganization is not expected to have adverse tax results to shareholders because (1) it will qualify for federal income tax purposes as a tax-free reorganization and (2) the liquidation of the Enterprise Managed Fund’s portfolio securities in connection with the Reorganization is not expected to result in any significant additional distributions to shareholders.

On the basis of the information provided to it and its evaluation of that information, the Corporation’s Directors, including the Independent Directors, voted unanimously to approve the Reorganization Agreement and to recommend that the shareholders of the Acquired Fund also approve the Reorganization Agreements.

Federal Income Tax Consequences of the Proposed Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code.

As a condition to consummation of the Reorganization, each Company will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Company and conditioned on the Reorganization’s being completed in accordance with the Reorganization Agreement, for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and the Funds will be a “party to a reorganization” (within the meaning of section 368(b) of the Code); (2) neither Fund will recognize any gain or loss on the Reorganization; (3) the Shareholders will not recognize any gain or loss on the exchange of Acquired Fund Shares for Acquiring Fund Shares; (4) the holding period for and tax basis in the Acquiring Fund Shares a Shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund Shares the Shareholder holds immediately before the Reorganization (provided the Shareholder holds the shares as capital assets on the Closing Date); and (5) the Acquiring Fund’s holding period for, and tax basis in, each asset the Acquired Fund transfers to it will include the Acquired Fund’s holding period for, and will be the same as the Acquiring Fund’s tax basis in, that asset immediately before the Reorganization. Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or the Shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The foregoing description of the federal income tax consequences of the Reorganization does not take into account the particular circumstances of any

Shareholder. If the Reorganization fails to meet the requirements of Code section 368(a)(1), a shareholder could realize a gain or loss on the transaction equal to the difference between the shareholder’s tax basis in its Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received. Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Rights of Shareholders of the Funds

The Acquired Fund is a separate series of the Corporation, which is a Maryland corporation. The Acquiring Fund is a separate series of the Trust, which is a Delaware statutory trust registered. Accordingly, there are differences between the rights of a shareholder of the Acquired Fund and the rights of a shareholder of the Acquiring Fund. The table below summarizes certain differences between the rights of a shareholder of a Maryland corporation and a shareholder of a Delaware statutory trust.

	Maryland Corporation	Delaware Statutory Trust
Shareholder Liability	Shareholders generally have no personal liability for the corporation’s obligations, except that a shareholder may be liable to the extent that he or she receives any distribution that exceeds the amount he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.	Shareholders are entitled to the same limitations on liability extended to shareholders of corporations, however, shareholders might be held personally liable for a trust’s obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.
Liability of Directors/Trustees and Indemnification	Under Maryland law, a corporation is permitted to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. Indemnification of a corporation’s directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Indemnification of a corporation’s directors and officers for other matters is permitted unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.	Under Delaware law, trustees of a statutory trust are not liable to the trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and the trustees’ liabilities may be expanded or restricted by such instrument. A statutory trust is permitted to indemnify and hold harmless any trustee or other person against any and all claims and demands.

	Maryland Corporation	Delaware Statutory Trust
Shareholder Approval of Certain Actions	Shareholder approval is required for certain actions, including the following: changing the name or domicile of the corporation; amending the articles of incorporation; merging, consolidating or selling substantially all of the corporation’s assets (except certain transfers of assets by open-end investment companies); or dissolving the corporation.	There is no statutory requirement for shareholder approval of certain actions; such approval is necessary only if required by the declaration of trust.
Dissenters’ Rights	Maryland law confers upon shareholders limited rights of appraisal.	Delaware law does not confer upon shareholders rights of appraisal.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the Trust

This section gives you information about the Trust and the Manager for the Acquiring Fund.

The Trust

The Trust’s Board of Trustees is responsible for the overall management of the Trust and each of its series (“funds”), including the Acquiring Fund. The Trust issues shares of beneficial interest that are currently divided among 14 series, each of which has authorized Class A, Class B, Class C, Class P and Class Y shares. This Proxy Statement/Prospectus describes each class of shares of the Acquiring Fund (other than the Class P shares).

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the investment manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, a subsidiary of AXA, a French insurance holding company. The Manager has responsibility for the general management and administration of the Trust and the funds.

In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Acquiring Fund and ensuring that the allocations are consistent with the guidelines that have been approved by the Trust’s Board. The Manager establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies Underlying Funds to be held by the Fund based on the Manager’s proprietary investment process as well as its outlook for the economy, financial markets and relative market valuations. The Manager also will periodically rebalance the Fund’s holdings to bring the asset allocation of the Fund back into alignment with its asset allocation range. The Manager has hired an independent consultant to provide research and consulting services with respect to the Underlying Funds, which may assist it with the selection of Underlying Funds for inclusion in the Fund.

A committee of AXA FMG investment personnel manages the Fund.

A discussion regarding the basis for the decision by the Trust’s Board to approve the investment management agreement with AXA Equitable is available in the Trust’s SAI. In addition, a description of the funds’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available (i) in the Trust’s SAI; and (ii) on the Trust’s website.

Management Fees

The Acquiring Fund pays a fee to AXA Equitable for management services at an annual rate of 0.20% of the average daily net assets of the fund.

The Acquiring Fund also pays a fee to AXA Equitable for administrative services. These services include, among others, coordination of the Trust’s audit, financial statements and tax returns, expense management and budgeting, legal administrative services and compliance monitoring, fund accounting services, including daily net asset value accounting, operational risk management, and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, the Fund pays an administrative fee at an annual rate of 0.15% of the average daily net assets of the Fund plus an additional $35,000.

As noted in the prospectus for each Underlying Fund, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Funds and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a fund.

Expense Limitation Agreement

In the interest of limiting until February 28, 2006 the expenses of the Acquiring Fund, the Manager has entered into an Expense Limitation Agreement with the Trust with respect to the Acquiring Fund. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Acquiring Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business), are limited to the expense ratios shown under the heading “Net Total Annual Fund Operating Expenses” in the tables in the section of this Proxy Statement/Prospectus entitled “Comparative Fee and Expense Tables.”

The Manager may be reimbursed the amount of any such payments in the future, provided that the payments are reimbursed within three years of the payment being made and the combination of the Acquiring Fund’s expense ratio and such reimbursements do not exceed the Acquiring Fund’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Acquiring Fund will be charged such lower expenses.

FUND SERVICES

Investing in the Funds

The following discussion includes general information regarding procedures for investing in the funds of the Trust, including the Acquiring Fund (each, an “AXA Enterprise Fund” or “fund”).

Choosing a Share

Each fund offers Class A, Class B, Class C and Class Y shares to the public. The funds are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.” Each class has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the funds also is available free of charge and in a clear and prominent format at www.axaenterprise.com in the “Funds — Fund Information and Details” portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the Statement of Additional Information.

	Class A	Class B	Class C	Class Y
Availability?	Generally available through most investment dealers.	Available only to investors purchasing less than $100,000.	Available only to investors purchasing less than $1,000,000.	Available only to certain types of investors purchasing $1,000,000 or more.

Initial Sales Charge?	Yes, except for Money Market Fund Class A shares, which carry no sales charge. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.

	Class A	Class B	Class C	Class Y
Contingent Deferred Sales Charge (“CDSC”)?	No. However, we will charge a CDSC if you sell shares within two years of purchasing them and no initial sales charge was imposed because the original purchase price exceeded $1 million.	Yes, except for Money Market Fund Class B shares. Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	Yes, except for Money Market Fund Class C shares. Payable if you redeem your shares within one year of purchase.	No.

Distribution and Service Fees?	0.20% distribution fee and 0.25% service fee (except Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	No.

Conversion to Class A shares?	(Not applicable.)	Yes, automatically after eight years.	No.	No.

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase and the fund you buy shares of. There is no sales charge on initial purchases of Class A shares of the Money Market Fund, however, if you subsequently exchange those shares for Class A shares of another fund, an initial sales charge will apply to the Class A purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends or distributions, and you subsequently exchange those shares for Class A shares of another fund, an initial sales charge will apply to the Class A purchase.

Class A Sales Charges for:

All Funds (other than the Money Market Fund)

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a% of Offering Price**
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999	3.75%	3.90%	3.00%
$250,000 up to $499,999	2.50%	2.56%	2.00%
$500,000 up to $999,999***	2.00%	2.04%	1.50%
$1,000,000 and up	None	None	1% of the first $4.99 million; 0.75% of amounts from $5- 19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.

*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.
**	From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”
***	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares. However, if the entire plan or you redeem the shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributor will compensate dealers in connection with purchases of Class A shares.

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there is a CDSC on shares that is payable upon redemption. Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class B shares of another fund. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

Holding Period After Purchase*	% Deducted when Shares are Sold
Up to one year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;*

•	is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;

•	is deducted from the proceeds of the redemption, not from the amount remaining in your account;

•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and

•	applied to your shares at the time of sale is based on the schedule applicable to those shares when you bought them.

*	A “sale” includes when an account is closed because its balance falls below $500. (For more information, see “It’s Easy to Open an Account.”)

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;

•	shares you acquired by reinvesting your dividends or capital gain distributions; or

•	exchanges of shares of one fund for shares of the same class of another AXA Enterprise Fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class C shares of another fund. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class C shares over $1,000,000.

Class C Contingent Deferred Sales Charges

Holding Period After Purchase	% Deducted when Shares are Sold
One year	1.00%
Thereafter	0.00%

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

•	Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial or its subsidiaries or an immediate family member of such employee;

•	Are a wrap account client of an eligible broker-dealer;

•	Are a present or former trustee of the Trust or a spouse or minor child of any such trustee or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative; or

•	Are a financial institutional buyer.

The minimum investment amount for purchasing Class Y shares is $1,000,000.

Compensation to Securities Dealers

The funds are distributed by Enterprise Fund Distributors, Inc. As noted above, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the funds (other than the Money Market Fund), on behalf of Class A, B and C shares pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled “How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers when they sell Class B and Class C shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. Because these distribution fees are paid out of the fund’s assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

In addition to the distribution and service fees paid by the funds under the Class A, Class B, and Class C distribution and service plans, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates such as MONY Securities Corporation and The Advest Group Inc., who sell shares of the funds and other mutual funds distributed by the Distributor. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. The additional payments to such selling dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Additional payments to these selling dealers, may, but are not normally expected to, exceed in the aggregate 0.5% of the average net assets of the funds attributable to a particular intermediary.

Additional compensation also may include promotional gifts (which may include gift certificates, dinners and other items), financial assistance to selling dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to selling dealers whose representatives have sold or are expected to sell a significant number of shares.

If you hold shares through a brokerage account, your broker or dealer may charge you a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by the individual broker or dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker or dealer will provide you with specific information about any processing or servicing fees you will be charged.

Purchases and Sales of Shares of the Money Market Fund

Initial purchases of shares of the Money Market Fund are not subject to a sales charge. However, you will have to pay a sales charge if you exchange Class A shares of the Money Market Fund for Class A shares of another AXA Enterprise Fund, unless you’ve already paid a sales charge on those shares. In addition, if you exchange Class B or Class C shares of the Money Market Fund for Class B or Class C shares of another AXA Enterprise Fund, those shares will become subject to a CDSC.

When you exchange Class B shares of another AXA Enterprise Fund into Class B shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares will continue to run while you hold your Class B shares of the Money Market Fund. When you exchange Class C shares of another AXA Enterprise Fund into Class C shares of the Money Market Fund, the holding period for purposes of determining the CDSC will continue to run while you hold your Class C shares of the Money Market Fund. If you choose to redeem those Money Market Fund shares, or if your account is closed because its balance falls below $500, the applicable CDSC will apply.

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the funds or other funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•	Letter of Intent — You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application.

•	Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of a class of shares of a fund if the value of your existing aggregate holdings at the time of the additional purchase plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table above. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee or, pooled and similar accounts, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

•	Purchases by Members of Certain Organizations — You may be entitled to a reduced sales charge on purchases of Class A shares of a fund if you are a member of an association, fraternal group, franchise organization or union that has entered into an agreement with the Distributor allowing members of such organizations to purchase Class A shares at a sales load equal to 75% of the applicable sales charge. Organizations participating in this program must meet certain minimum requirements established by the Distributor, including minimum numbers of participants or assets. To receive this discount, you or your financial advisor must notify us at the time of your additional investment of your membership in the relevant organization and provide us with appropriate documentation.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with the Distributor;

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and

•	Clients of fee-based/fee-only financial advisors.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the SAI. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•	Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•	Redemptions through a systematic withdrawal plan (however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan) (only for Class B shares);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•	Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59 1/2 and required minimum distributions after age 70 1/2; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The fund may modify or terminate the reinstatement privilege at any time.

It’s Easy to Open an Account

To open an account with AXA Enterprise Funds

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$2,000	$50

Individual Retirement Accounts (IRAs)	$ 250	$50

Automatic Bank Draft Plan	$ 250	$50**

Accounts established in a wrap program with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement	$1,000	$50

Coverdell Education Savings Accounts	$ 250	$50

Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.

*	Does not apply to Class Y shares.

**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the funds’ Class A, Class B, Class C or Class Y shares.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)	complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or AXA Enterprise Funds Trust at 1-800-368-3527. For more information on AXA Enterprise Funds’ investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to new regulations of the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.

A fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts. The $35 annual fee will not be deducted from accounts where the balance drops below $1500 due to market movement.

Each fund reserves the right to close any fund account whose balance drops to $500 or less due to redemption activity. The Fund will not close an account whose balance drops below $500 due to market movement. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 45 days’ notice before a fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional

	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.

By Mail

•     Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•     Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•     Mail the check with our completed application to:

By Regular mail

AXA Enterprise

Shareholder Services

P.O. Box 219731

Kansas City,

Missouri 64121-9731

By Overnight Mail:

AXA Enterprise

Shareholder Services

330 West 9th Street

Kansas City,

Missouri 64105

•     Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

	Opening an Account	Adding to an Account
By Wire

• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•     Visit www.axaenterprise.com to add shares to your

•     account by wire.

•     Instruct your bank to transfer funds to State Street Bank & Trust, ABA #011000028, Account #99047144, Attn: Custody.

•     Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through ACH

Automatic Bank Draft Plan	• Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment ($50 minimum).	• Please call AXA Enterprise Shareholder Services at 1-800-368-3527 for an application. A signature guarantee may be required to add this privilege.

	• Send a check marked “Void” or a deposit slip from your bank account with your application.	• Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class Y shares.

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Broker or other Financial Professional

•	Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.

By Mail

•	Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing”).

•	The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, MO 64121-9731

•	Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•	Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•	Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•	If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a signature guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the AXA Enterprise Shareholder Services.

•	Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•	Please refer to the section entitled “Additional Investor Services” or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•	Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Telephone

•	If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•	If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

•	Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise Fund account, you can have the proceeds sent via the ACH system to your bank.

•	Proceeds (less any applicable CDSC) will generally be sent on the next business day.

Use of Check Writing

•	If you hold an account with a balance of more than $5,000 in Class A shares of the Money Market Fund, you may redeem your shares of that fund by redemption check. You may make redemption checks payable in any amount from $500 to $100,000.

•	You may write up to five redemption checks per month without charge. Each additional redemption check in any given month will be subject to a $5 fee. You may obtain redemption checks, without charge, by completing Optional Features section of the account application.

•	The funds may charge a $25 fee for stopping payment of a redemption check upon your request. It is not possible to use a redemption check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a CDSC if the Money Market Fund shares being redeemed were purchased by exchanging shares of another fund on which a CDSC was applicable. The funds will honor the check only if there are sufficient funds available in your Money Market Fund account to cover the fee amount of the check plus applicable CDSC, if any.

Participate in the Bank Purchase and Redemption Plan

•	You may initiate an Automatic Clearing House (“ACH”) Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a signature guarantee or additional documentation may be required.

A signature guarantee is necessary if:

•	Total redemption proceeds exceed $50,000; or

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s).

A signature guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Signature guarantee, if applicable (see above).

Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.

Owners or trustees of trust accounts

•      The signature on the letter must include all trustees authorized to sign, including title.

•      If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•      Signature guarantee, if applicable (see above).

Seller (Account Type)	Requirements for written requests

Power of Attorney (POA)

•      The signatures on the letter must include the attorney-in-fact, indicating such title.

•      Signature guarantee, if applicable (see above).

•      Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Signature guarantee, if applicable (see above).

IRAs	• Additional documentation and distribution forms required.

*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

Exchanging Shares

How to Exchange Fund Shares

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund without paying a sales charge or a CDSC. If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the AXA Enterprise Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized.

Through Your Broker or other Financial Professional

•	Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.

By Mail

•	Write a letter to request a redemption specifying the name of the fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•	The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•	Mail your request to:

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, MO 64121-9731

By Telephone

•	If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•	If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•	Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the funds. Excessive purchases and redemptions of shares of a fund may adversely affect fund performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market.

The Trust and the funds discourage frequent purchases and redemptions of fund shares by fund shareholders and will not make special arrangements to accommodate such transactions in fund shares. As a general matter, each fund and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the fund’s other shareholders or would disrupt the management of the fund.

The Trust’s Board has adopted certain procedures to discourage what it considers to be disruptive trading activity. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

If AXA Equitable, on behalf of the Trust, determines that a shareholder’s transfer or purchase and redemption patterns among the Trust’s funds are disruptive to the Trust’s funds, it may, among other things, refuse or limit any purchase or exchange order. AXA Equitable may also refuse to act on transfer or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. AXA Equitable currently may consider transfers into and out of (or vice versa) a fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

In addition, when a shareholder redeems or exchanges shares of a fund (excluding redemptions or exchanges from the Money Market Fund and redemptions made through a systematic withdrawal plan) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

Consistent with seeking to discourage potentially disruptive trading activity, AXA Equitable may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer or purchase and redemption of fund shares and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions in place on selling shares of any fund described in this Proxy Statement/Prospectus.

Restriction	Situation
The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.

Each fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.

A fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of AXA Equitable.

A fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. The Distributor recommends that certificates be sent by registered mail.

How Fund Shares Are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	-	liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by Boston Financial Data Services, Inc., the Fund’s Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the fund or its Distributor.

•	Requests received by the Distributor or selected dealers and agents after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in “Buying Shares” and “Selling Shares.”

Shares of the Underlying Funds held by the Acquiring Fund are valued at their net asset value. Generally, portfolio securities held by the Underlying Funds are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the fund’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates. Because foreign securities sometimes trade on days when a fund’s shares are not priced, the value of a fund’s investment that includes such securities may change on days when shares of the fund cannot be purchased or redeemed.

Because foreign securities sometimes trade on days when a fund’s shares are not priced, the value of an Underlying Fund’s investments that includes such securities may change on days when shares of the Underlying Fund cannot be purchased or redeemed.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the fund’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the fund’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short-term traders.

Dividends and other Distributions and Tax Consequences

Dividends and other Distributions

The Acquiring Fund generally distributes most or all of its net investment income and its net realized gains, if any, annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Fund;

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value. Your current dividend distribution election will remain the same after the Reorganization.

For more information or to change your distribution option, contact AXA Enterprise Multimanager Funds Trust in writing, contact your broker or call 1-800-368-3527.

Tax Consequences

The Acquiring Fund intends to meet all requirements of the Code necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you. Distributions derived from net investment income or the excess of net short-term capital gain over net long-term capital loss are generally taxable at ordinary income rates, except that the Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the Fund shares on which the dividends were paid. Distributions of net gains from investments that the Fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held Fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

An exchange of shares of the Fund for shares of another fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of the Fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in distributions from the Fund, you will receive a Form 1099 to help you report those distributions and redemption proceeds, if any, that exceed $600 for the year on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

FINANCIAL HIGHLIGHTS

The Acquiring Fund is newly organized and has no performance history or operations of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Fund, as the successor to the Acquired Fund, will assume and publish the operating history and performance record of the Acquired Fund. Financial information for the Acquired Fund is included in the current prospectus for that Fund and in its most recent Annual Report to Shareholders, which are incorporated by reference into this Proxy Statement/Prospectus.

MISCELLANEOUS

Shareholder Proposals

Neither Company is required to hold annual meetings of shareholders if the election of Directors or Trustees is not required under the 1940 Act. It is the present intention of each Board not to hold annual meetings of shareholders unless such shareholder action is required. Any shareholder of the Corporation who wishes to submit a proposal to be considered at the Corporation’s next meeting of shareholders should send the proposal to The Enterprise Group of Funds, Inc., 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, and any shareholder of the Trust who wishes to submit a proposal to be considered at the Trust’s next meeting of shareholders should send the proposal to AXA Enterprise Multimanager Funds Trust, 1290 Avenue of the Americas, New York, New York 10104. Such proposal should be received within a reasonable time before the applicable Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Company’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

APPENDIX A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following entities owned beneficially or of record 5% or more of the Class A, Class B, Class C or Class Y shares of an Acquired Fund. As of the Record Date, the Acquiring Fund did not have any shares outstanding. AXA Equitable did not know of any other person who owned beneficially or of record 5% or more of any other class of the Funds’ outstanding voting securities as of the Record Date.

Enterprise Managed Fund

Shareholder’s Name/Address	Percent Beneficial Ownership of Acquired Fund	Percent Beneficial Ownership of Combined Fund
Enterprise Managed Fund — Class C
MONY Attn Michael Maher 1290 Avenue of the Americas 11th Floor New York, NY 10104	5.04%	5.04%

Enterprise Managed Fund — Class Y
MONY Attn Michael Maher 1290 Avenue of the Americas 11th Floor New York, NY 10104	35.68%	35.68%

Dallas E. A. Nelson SSB IRA Custodian 17200 Westbell Road 10001 44 Surprise, AZ 85374-9751	25.73%	25.73%

BISYS Retirement Services F/B/O Enterprise Capital Management 1380 Lawrence Street Suite 1400 Denver, CL 80204-2000	12.22%	12.22%

Wilbur F. Ramsey 2951 Ramsey Rd Gainesville, GA 30507-7800	11.55%	11.55%

Fiserv Securities Inc. Attn Mutual Funds One Commerce Square 2005 Market St., Suite 1200 Philadelphia, PA 19103-7008	5.84%	5.84%

A-1

APPENDIX B

AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (“Agreement”) is made as of this 18th day of February, 2005, among AXA Enterprise Multimanager Funds Trust, a Delaware statutory trust (“Trust”), on behalf of AXA Enterprise Moderate-Plus Allocation Fund, a segregated portfolio of assets (“series”) thereof (“Acquiring Fund”); The Enterprise Group of Funds, Inc. (formerly The Enterprise Group of Funds II, Inc.), a Maryland corporation (“Corporation”), on behalf of its Enterprise Managed Fund series (“Acquired Fund”); and, solely for purposes of paragraph 6, AXA Financial, Inc. (“AXA Financial”). (Each of the Acquiring Fund and the Acquired Fund is sometimes referred to herein as a “Fund,” and each of the Trust and the Corporation is sometimes referred to herein as an “Investment Company.”) All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Trust on the Acquiring Fund’s behalf and by the Corporation on the Acquired Fund’s behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Acquired Fund’s changing its identity, form, and place of organization — by converting from a series of the Corporation to a series of the Trust — by (1) transferring all its assets to the Acquiring Fund (which is being established solely for the purpose of acquiring such assets and continuing the Acquired Fund’s business) in exchange solely for voting shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of all the Acquired Fund’s stated liabilities, (2) distributing those shares pro rata to the Acquired Fund’s shareholders in exchange for their shares of stock therein and in complete liquidation thereof, and (3) terminating the Acquired Fund (all the foregoing transactions being referred to herein collectively as the “Reorganization”), all on the terms and conditions set forth herein.

Each Investment Company’s Board of Trustees/Directors (each, a “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

The Acquired Fund offers four classes of shares of common stock ($0.001 par value per share), designated Class A, Class B, Class C, and Class Y shares (“Class A

Acquired Fund Shares,” “Class B Acquired Fund Shares,” “Class C Acquired Fund Shares,” and “Class Y Acquired Fund Shares,” respectively, and collectively, “Acquired Fund Shares”). The Acquiring Fund will offer four classes of voting shares of beneficial interest ($0.001 par value per share), also designated Class A, Class B, Class C, and Class Y shares (“Class A Acquiring Fund Shares,” “Class B Acquiring Fund Shares,” “Class C Acquiring Fund Shares,” and “Class Y Acquiring Fund Shares,” respectively, and collectively, “Acquiring Fund Shares”). Each class of Acquiring Fund Shares will be identical to the similarly designated class of Acquired Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.    PLAN OF CONVERSION AND TERMINATION

1.1    Subject to the requisite approval of the Acquired Fund’s shareholders and the terms and conditions herein set forth, the Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Acquiring Fund. In exchange therefor, the Acquiring Fund shall —

(a)    issue and deliver to the Acquired Fund the number of full and fractional (rounded to the eighth decimal place) (i) Class A Acquiring Fund Shares equal to the number of full and fractional Class A Acquired Fund Shares then outstanding, (ii) Class B Acquiring Fund Shares equal to the number of full and fractional Class B Acquired Fund Shares then outstanding, (iii) Class C Acquiring Fund Shares equal to the number of full and fractional Class C Acquired Fund Shares then outstanding, and (iv) Class Y Acquiring Fund Shares equal to the number of full and fractional Class Y Acquired Fund Shares then outstanding, and

(b)    assume all of the Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2    The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on the Acquired Fund’s books — the Acquired Fund owns at the Closing Time (as defined in paragraph 2.1).

1.3    The Liabilities shall consist of all of the Acquired Fund’s liabilities set forth on a statement of assets and liabilities as of the Closing Time prepared in accordance with generally accepted accounting principles consistently applied (“GAAP”), certified by the Corporation’s Treasurer (“Statement of Assets and Liabilities”). Notwithstanding the foregoing, the Acquired Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Closing Time.

1.4    On or immediately before the closing date provided for in paragraph 2.1 (“Closing Date”), the Acquired Fund shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Closing Date.

1.5    At the Closing, the Acquiring Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for $10.00 each. On the Closing Date (or as soon thereafter as is reasonably practicable), the Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Closing Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then held of record and in exchange for their Acquired Fund Shares, and will completely liquidate. That distribution shall be accomplished by Boston Financial Data Services, Inc., in its capacity as the Trust’s transfer agent (“Transfer Agent”), opening accounts on the Acquiring Fund’s share transfer books in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Each Shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the eighth decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Acquired Fund Shares shall be credited with the number of full and fractional Class A Acquiring Fund Shares equal to the number of full and fractional Class A Acquired Fund Shares that Shareholder holds on the Closing Date, the account for each Shareholder that holds Class B Acquired Fund Shares shall be credited with the number of full and fractional Class B Acquiring Fund Shares equal to the number of full and fractional Class B Acquired Fund Shares that Shareholder holds on the Closing Date, and so on). All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s share transfer books. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6    As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Closing Date, the Acquired Fund shall be terminated as a series of the Corporation and any further actions shall be taken in connection therewith as required by applicable law.

1.7    Ownership of Acquiring Fund Shares shall be shown on the Transfer Agent’s books.

1.8    Any reporting responsibility of the Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.9    Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on the Acquired Fund’s share transfer books of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.    CLOSING AND CLOSING DATE

2.1    Unless the Investment Companies agree otherwise, the Closing Date shall be May 6, 2005, and all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date (4:00 p.m., Eastern Time) (“Closing Time”). The Closing shall be held at the Trust’s offices or at such other place as to which the Investment Companies agree.

2.2    The Corporation shall direct JPMorgan Chase Bank, custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the Acquiring Fund’s account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

2.3    The Corporation shall direct Boston Financial Data Services, Inc., in its capacity as the Corporation’s transfer agent (“Corporation Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the number (rounded to the eighth decimal place) of outstanding Acquired Fund Shares each Shareholder owned immediately before the Closing.

2.4    The Corporation shall deliver to the Trust at the Closing (a) the Statement of Assets and Liabilities and (b) a certificate of the Corporation’s Treasurer setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on the Acquired Fund’s books immediately before the Closing.

2.5    Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the Closing Date, to the effect that the representations and warranties it made in this Agreement are true and correct on the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

3.    REPRESENTATIONS AND WARRANTIES

3.1    The Corporation, on the Acquired Fund’s behalf, represents and warrants to the Trust, on the Acquiring Fund’s behalf, as follows:

(a)    The Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation (“Articles”) are on file with that state’s Department of Assessments and Taxation;

(b)    The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Closing Time;

(c)    The Acquired Fund is a duly established and designated series of the Corporation;

(d)    On the Closing Date, the Corporation, on the Acquired Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans” as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on the Acquiring Fund’s behalf, will acquire good and marketable title thereto;

(e)    The Acquired Fund is not engaged currently, and the Corporation’s execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or the Corporation’s By-Laws (collectively, “Corporation Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation, on the Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Corporation, on the Acquired Fund’s behalf, is a party or by which it is bound;

(f)    All material contracts and other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, on or before the Closing Date, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Corporation, on the Acquired Fund’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)    No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Corporation with respect to the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Corporation, on the Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

(h)    The Acquired Fund’s Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and present fairly, in all material respects, the Acquired Fund’s financial condition as of such date in accordance with GAAP; and to the Corporation’s management’s best knowledge and belief, there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(i)    Since October 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Acquired Fund Share due to declines in market values of securities the Acquired Fund holds, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by its shareholders shall not constitute a material adverse change;

(j)    On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)    The Acquired Fund is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”) and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time the Corporation’s Board approves this Agreement (“Approval Time”) through the Closing Time, the Acquired Fund will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Closing Time, the Acquired Fund has conducted and will conduct its “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations); from the Approval Time through the Closing Time, the Acquired Fund will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying the Acquiring Fund’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies; and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)    All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Closing Time, be held by the persons and in the amounts set forth in the Corporation Transfer Agent’s records, as provided in paragraph 2.3; and the Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(m)    The Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)    The Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

(o)    During the five-year period ending on the Closing Date, (1) neither the Acquired Fund nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Acquired Fund Shares, except for shares redeemed in the ordinary course of the Acquired Fund’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to the Acquired Fund’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

(p)    Not more than 25% of the value of the Acquired Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(q)    The Corporation’s current prospectus and statement of additional information including the Acquired Fund (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)    The Registration Statement (as defined in paragraph 3.3(a)) (other than written information provided by the Trust for inclusion therein) will, on its effective date, on the Closing Date, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(s)    The Acquiring Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

3.2    The Trust, on the Acquiring Fund’s behalf, represents and warrants to the Corporation, on the Acquired Fund’s behalf, as follows:

(a)    The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b)    The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Closing Time;

(c)    Before the Closing Date, the Acquiring Fund will be a duly established and designated series of the Trust;

(d)    The Acquiring Fund has not commenced operations and will not do so until after the Closing;

(e)    Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) security convertible into any Acquiring Fund Shares, or (4) any other securities issued by Acquiring Fund, except the Initial Shares;

(f)    No consideration other than Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(g)    The Acquiring Fund is not engaged currently, and the Trust’s execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Trust’s Agreement and Declaration of Trust (“Declaration”) or By-Laws (collectively, “Trust Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound;

(h)    No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on the Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)    The Acquiring Fund will be a “fund” as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

(j)    The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire — during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person — with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(k)    Following the Reorganization, the Acquiring Fund (1) will continue the Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) or (2) will use a significant portion of the Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business;

(l)    There is no plan or intention for the Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(m)    During the five-year period ending on the Closing Date, neither the Acquiring Fund nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares;

(n)    Immediately after the Reorganization, (1) not more than 25% of the value of the Acquiring Fund’s total assets (excluding cash, cash items, and U.S.

government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(o)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the Shareholders’ account, pursuant to the terms of this Agreement, (1) will on the Closing Date have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by the Trust;

(p)    The Registration Statement (other than written information provided by the Corporation for inclusion therein) will, on its effective date, on the Closing Date, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(q)    The Declaration permits the Trust to vary its shareholders’ investment therein; and the Trust does not have a fixed pool of assets — each series thereof (including the Acquiring Fund after it commences operations) will be a managed portfolio of securities, and AXA Equitable Life Insurance Company (“AXA Equitable”) and each investment sub-adviser thereof have the authority to buy and sell securities for it.

3.3    Each Investment Company, on its respective Fund’s behalf, represents and warrants to the other Investment Company, on its respective Fund’s behalf, as follows:

(a)    No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Closing Date;

(b)    The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c)    Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person “related” (within such meaning) to the Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Fund as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d)    The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

(e)    The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(f)    None of the compensation received by any Shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(g)    Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”);

(h)    The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Acquired Fund on the Closing Date;

(i)    Immediately following consummation of the Reorganization, the Shareholders will own all the Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately before the Reorganization; and

(j)    Immediately following consummation of the Reorganization, the Acquiring Fund will hold the same assets — except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization — and be subject to the same liabilities that the Acquired Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Acquired Fund made immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.    COVENANTS

4.1    The Corporation covenants to call a meeting of the Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein (“Shareholders Meeting”).

4.2     The Corporation covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.3    The Corporation covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

4.4    The Corporation covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

4.5    Each Investment Company covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.6    Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the Acquiring Fund, title to and possession of all the Assets, and (b) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7    The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

4.8    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.    CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Closing Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

5.1    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties.

5.2    On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

5.3    The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP (“Counsel”) substantially to the effect that:

(a)    The Acquired Fund is a duly established series of the Corporation, a corporation that is validly existing and in good standing under the laws of the State of Maryland, and the Acquiring Fund is a duly established series of the Trust, a statutory trust that is validly existing as a statutory trust under the laws of the State of Delaware;

(b)    This Agreement has been duly authorized and adopted by each Investment Company on its respective Fund’s behalf;

(c)    The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

(d)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Corporation Governing Documents or Trust Governing Documents or, to Counsel’s knowledge, violate any obligation of either Investment Company under the express terms of any court order that names the Investment Company and is specifically directed to it or its property, except as set forth in such opinion;

(e)    To Counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by either Investment

Company, on its respective Fund’s behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(f)    Each Investment Company is registered with the Commission as an investment company, and to Counsel’s knowledge no order has been issued or proceeding instituted to suspend either such registration; and

(g)    To Counsel’s knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against either Investment Company (with respect to its respective Fund) or any of its properties or assets attributable or allocable to its respective Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Fund, and may (1) rely, as to matters governed by the laws of the State of Maryland and/or the State of Delaware, on an opinion of competent Maryland or Delaware counsel, respectively, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word “knowledge” and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers’ certificates.

5.4    The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)    The Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by the Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares, will qualify as a

“reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)    The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c)    The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d)    The Acquiring Fund’s basis in each Asset will be the same as the Acquired Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each Asset will include the Acquired Fund’s holding period therefor;

(e)    A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(f)    A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets on the Closing Date; and

(g)    For purposes of section 381 of the Code, the Acquiring Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Acquired Fund’s taxable year, the Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Acquired Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. The Tax Opinion will not address, and may state that the conclusions in subparagraphs (b) and (c) expressly do not apply to, any gain or loss either Fund may realize on the disposition of any assets or property shortly before or after the Reorganization to enable the Acquiring Fund to invest the proceeds thereof in underlying funds in a fund of funds structure.

5.5    Before the Closing, the Trust’s Board shall have authorized the issuance of, and the Acquiring Fund shall have issued, one Acquiring Fund Share in each class (“Initial Shares”) to AXA Equitable or an affiliate thereof in consideration of the payment of $10.00 each to vote on the investment management and sub-advisory contracts, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever other action it may be required to take as the Acquiring Fund’s sole shareholder.

5.6    The Trust (on behalf of and with respect to the Acquiring Fund) shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not “interested persons” (as defined in the 1940 Act) thereof and by AXA Equitable or its affiliate as the Acquiring Fund’s sole shareholder.

5.7    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.    EXPENSES

The Reorganization Expenses shall be borne by AXA Financial. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.    ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.    TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 29, 2005, or such other date as to which the Investment Companies agree; or

8.2    By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.    AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Acquired Fund’s shareholders’ approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.    SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.    MISCELLANEOUS

11.1    This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund’s behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3    Notice is hereby given that this instrument is executed and delivered on behalf of the Trust’s trustees solely in their capacities as trustees and not individually. Each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund’s property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund’s behalf, shall look only to the other Fund’s property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees/directors, officers, or shareholders.

11.4    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AXAENTERPRISE MULTIMANAGER FUNDS TRUST, on behalf of AXA Enterprise Moderate-Plus Allocation Fund

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer

THEENTERPRISE GROUP OF FUNDS, INC., on behalf of Enterprise Managed Fund

By:	/s/ Kenneth T. Kozlowski
Kenneth T. Kozlowski
Chief Financial Officer

Solelywith respect to paragraph 6, AXA FINANCIAL, INC.

By:	/s/ Steven M. Joenk
Steven M. Joenk
Senior Vice President

B-18

STATEMENT OF ADDITIONAL INFORMATION

Dated: February 18, 2005

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Managed Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

AXA Enterprise Moderate-Plus Allocation Fund

1290 Avenue of the Americas

New York, New York 10104

Acquisition of the assets and assumption of the stated liabilities of:	By and in exchange for shares of:
Enterprise Managed Fund	AXA Enterprise Moderate-Plus Allocation Fund

a series of:	a series of:

The Enterprise Group of Funds, Inc. 3343 Peachtree Road, N.E. Suite 450 Atlanta, GA 30326	AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, NY 10104

This Statement of Additional Information (the “SAI”) is available to shareholders of the Enterprise Managed Fund, (the “Acquired Fund”), which is a series of The Enterprise Group of Funds, Inc. (the “Corporation”), in connection with the proposed transaction whereby all of the assets and stated liabilities of the Acquired Fund will be transferred to the AXA Enterprise Moderate-Plus Allocation Fund (the “Acquiring Fund”), a series of the AXA Enterprise Multimanager Funds Trust (the “Trust”), in exchange for shares of the Acquiring Fund (the “Reorganization”).

This SAI consists of this cover page, the information set forth below and the following described document, which is incorporated by reference herein and accompanies this SAI:

(1) The combined Annual Report to Shareholders of the Corporation, which includes information relating to the Acquired Fund, for the fiscal year ended October 31, 2004.

This SAI includes information about certain of the Trust’s other series that is not relevant to the Reorganization. Please disregard that information.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated February 18, 2005 relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (800) 528-0404. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST	2

THE ALLOCATION FUNDS	2

ADDITIONAL INVESTMENT STRATEGIES AND RISKS	4

PORTFOLIO HOLDINGS	28

MANAGEMENT OF THE TRUST	29

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES	33

INVESTMENT MANAGEMENT AND OTHER SERVICES	34

BROKERAGE ALLOCATION AND OTHER STRATEGIES	38

PROXY VOTING POLICIES AND PROCEDURES	40

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED	40

TAXATION	46

OTHER INFORMATION	50

DESCRIPTION OF THE TRUST

AXA Enterprise Multimanager Funds Trust (formerly, AXA Premier Funds Trust) (the ‘‘Trust’’) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (‘‘1940 Act’’). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See ‘‘Other Information’’)

The Trust currently consists of 14 funds. The Board of Trustees is permitted to create additional funds. The assets of the Trust received for the issue or sale of shares of each of its funds and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund of the Trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its funds or classes.

This SAI relates to the following four (4) portfolios: AXA Enterprise Conservative Allocation Fund (“Conservative Fund”), AXA Enterprise Moderate Allocation Fund (“Moderate Fund”), AXA Enterprise Moderate-Plus Allocation Fund (“Moderate-Plus Fund”) and AXA Enterprise Aggressive Allocation Fund (“Aggressive Fund”) (collectively, the “Allocation Funds”).

Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of investments in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a fund represent an equal pro rata interest in that fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class A, B, C and P shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

THE ALLOCATION FUNDS

Each Allocation Fund operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by AXA Equitable or Enterprise Capital Management, Inc., an affiliate of AXA Equitable (the “Underlying Funds”). In addition to the fees directly associated with an Allocation Fund, an investor in that fund will also indirectly bear the fees of the Underlying Funds in which the Allocation Fund invests. This SAI contains information about Underlying Funds that are series of the Trust. For additional information about Underlying Funds that are series of The Enterprise Group of Funds, Inc., please see the May 3, 2004 prospectus and statement of additional information of The Enterprise Group of Funds, Inc. (1940 Act File No. 811-01582).

Conservative Allocation Fund.    The fund’s objective is to seek a high level of current income. The fund pursues its objective by investing approximately 80% of its assets in Underlying Funds that emphasize fixed income investments and approximately 20% of its assets in Underlying Funds that emphasize equity investments.

Moderate Allocation Fund.    The fund’s objective is to seek long-term capital appreciation and current income. The fund pursues its objective by investing approximately 52.5% of its assets in Underlying Funds that emphasize equity investments and approximately 47.5% of its assets in Underlying Funds that emphasize fixed income investments.

2

Moderate-Plus Allocation Fund.    The fund’s objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The fund pursues its objective by investing approximately 77.5% of its assets in Underlying Funds that emphasize equity investments and approximately 22.5% of its assets in Underlying Funds that emphasize fixed income investments.

Aggressive Allocation Fund.    The fund’s objective is to seek long-term capital appreciation. The fund pursues its objective by investing approximately 90% of its assets in Underlying Funds that emphasize equity investments and approximately 10% of its assets in Underlying Funds that emphasize fixed income investments.

Fundamental Restrictions

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each of the funds.

Each fund will not:

(1) purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

(2) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(3) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each fund may

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exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each fund but are not fundamental. They may be changed for any fund by the Board of Trustees of the Trust and without a vote of that fund’s shareholders.

Each fund will not invest more than 15% of its net assets in illiquid securities.

Each fund will not:

(1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2) engage in short sales of securities or maintain a short position, except that each fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each fund, except the Allocation Funds, may not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each Allocation Fund invests in shares of Underlying Funds and its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Funds. Accordingly, an Allocation Fund’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Funds, as described below, to the extent that our Allocation Fund allocates assets to the Underlying Funds utilizing such strategies.

Asset-Backed Securities.    Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

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Bonds.    Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-

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denominated) and they are actively traded in the over-the-counter secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that fund.

Convertible Securities.    A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    An Underlying Fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Non-Investment Grade Bonds.    Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund’s sub-adviser to be of comparable quality. A fund’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may

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experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Dollar Rolls.    In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially

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similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

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Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a fund will only invest in catastrophe bonds that meet the credit quality requirements for the fund.

Floaters and Inverse Floaters.    Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    An Underlying Fund may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income. In addition, although a portion of a fund’s investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund’s use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a fund’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount

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of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund’s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    Underlying Funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each fund, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered “covered” if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” only if the fund segregates either on its records or with the fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and

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denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    Underlying Funds may engage in over-the-counter options on foreign currency transactions. The funds may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    Underlying Funds may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S.

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issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb

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and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more

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developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a fund’s investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a fund’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund’s assets denominated in those currencies.

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China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Latin America.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

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Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a fund to engage in foreign currency transactions designed to protect the value of the fund’s interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Forward Commitments, When-Issued and Delayed Delivery Securities.    Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund’s other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it

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would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

Health Care Sector Risk.    The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of

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significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund.

Illiquid Securities or Non-Publicly Traded Securities.    The inability of an Underlying Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are eligible for resale pursuant to Rule 144A will be monitored by each fund’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 15% (for all other funds) of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities,

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municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Investment Company Securities.    Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Fund invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds (“ETFs”).    These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    The funds may purchase the securities of certain foreign entities called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Loan Participations and Assignments.    Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the fund’s having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the

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rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Mortgage-Backed or Mortgage-Related Securities.    A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the

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mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    An Underlying Fund may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish

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the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    Underlying Funds may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a fund are described below.

A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

To the extent that a fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the fund, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the exercise (“strike”) price of the call; a put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Options on Securities.    A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at

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specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the funds are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the funds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A fund may treat such redeemable preferred stock as a fixed income security.

Real Estate Investment Trusts.    Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic

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conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    A repurchase agreement is a transaction in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Funds’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the funds an amount equal to any dividends or interest received on loaned securities. The funds retain all or a portion of the interest received on

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investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a fund’s investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box.    Certain Underlying Funds may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. The fund will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Small Company Securities.    Certain Underlying Funds may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to

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structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund’s borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk.    The technology sector, is particularly vulnerable to factors such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles

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and aggressive pricing. For each of the funds, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. Government Securities.    U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation — Taxation of Fund Operations” below.

Warrants.    Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    Zero-coupon bonds are issued at a significant discount from their principal amount “original issue discount” or “OID” and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation — Taxation of Fund Operations” below. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

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PORTFOLIO HOLDINGS

It is the policy of the Trust to safeguard against misuse of a fund’s portfolio holdings information and to prevent the selective disclosure of such information. Each fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the funds’ top ten holdings) and complete portfolio holdings on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten and complete portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. Top ten and complete portfolio holdings are contained in a fund’s “fact sheet” and are available to AXA Financial, Inc. personnel and the general public upon request or on the Trust’s website at http://www.axaenterprise.com. Portfolio holdings information less than 30 days stale and all trade information is restricted to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust may provide portfolio holdings data to certain third-parties prior to the 30th day of the subsequent month following purchase or sale. The Manager has ongoing arrangements with certain third-party data services including Vestek, mutual fund evaluation services including Lipper Analytical Services and Morningstar and consultants including Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC. Each of these third parties may receive portfolio holdings data prior to the release of such information to the public as described above, but these services will be bound to treat them confidentially until they have become public. Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily.

On a case-by-case “need to know” basis, the Manager’s Chief Financial Officer or Vice President of Fund Administration, subject to the approval of FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of release of portfolio holdings information by FMG’s Legal and Compliance Group must be based on such information not being used for the purpose of making an investment decision with respect to the fund in question. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

In addition, non-public portfolio holdings information may be provided as part of the legitimate business activities of each fund to the following service providers and other organizations: auditors; the custodian; the administrator; the transfer agent; counsel to the funds or the non-interested trustees; regulatory authorities; pricing services; financial printers; and proxy voting services. The entities to whom each fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each fund, are required to maintain the confidentiality of the information disclosed.

FMG is responsible for administering the release of portfolio holdings information with respect to the Trust’s funds. Until particular portfolio holdings information has been released to the public, and except with regards to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group or the execution by such party of an agreement containing appropriate confidentiality language which has been approved by FMG’s Legal and Compliance Group. FMG’s Legal and Compliance Group will monitor and review any potential conflicts of interests between the shareholders and the Trust and its affiliates that may arise from the potential release of portfolio holdings information. FMG’s Legal and Compliance Group will not release portfolio holdings information unless it determines the disclosure is in the best interests of shareholders and there is a legitimate business purpose for such disclosure. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Trust’s Board of Trustees any exceptions to the Trust’s policy that were granted by FMG’s Legal and Compliance Group. The Trust’s Board of Trustees approved this policy and determined it was in the best interest of shareholders. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

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MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the funds, including general supervision and review of the funds’ investment activities and their conformity with Delaware law and the stated policies of the funds. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York (45)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer From December 2002 to Present; President from November 2001 to Present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of MONY Capital Management, Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisors, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Ceorrelagem de Seguros Ltd. (Brazil).	127	None
Independent Trustees
Gerald C. Crotty c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (53)	Trustee	From November 2001 to present	Co-founder and director of Weichert Enterprise, a private and public equity market investment firm; co-founder of Excelsior Ventures Management, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	30	None

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Barry Hamerling c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (58)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	30	None
Cynthia R. Plouché c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (47)	Trustee	From November 2001 to present	Since April 2003, Managing Director of Blaylock Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group, a manager of fixed income portfolios for institutional clients.	30	None
Rayman L. Solomon c/o AXA Enterprise Multimanager Funds Trust 1290 Avenue of the Americas New York, New York (57)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	30	None

*	Affiliated with the Funds’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held three meetings during the fiscal year ended October 31, 2004.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee held three meetings during the fiscal year ended October 31, 2004.

The Trust has a Valuation Committee consisting of Steven M. Joenk (Interested Trustee), Kenneth T. Kozlowski, Kenneth Beitler and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any fund as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 29 meetings during the fiscal year ended October 31, 2004.

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Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $10,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $500 for each regularly-scheduled and special Board meeting attended, (ii) $250 for each fund or Nominating and Compensation Committee meeting attended and (iii) $750 for each Audit Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table

for the Year Ended October 31, 2004*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Steven M. Joenk**	$ 0	$0	$0	$ 0
Gerald C. Crotty	$16,000	$0	$0	$16,000
Barry Hamerling	$16,000	$0	$0	$16,000
Cynthia R. Plouché	$16,000	$0	$0	$16,000
Rayman L. Solomon	$16,000	$0	$0	$16,000

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Mr. Hamerling and Mr. Solomon have elected to participate in the Trust’s deferred compensation plan. As of October 31, 2004, Mr. Hamerling and Mr. Solomon had accrued $170,470 and $22,955, respectively (including interest) as deferred compensation from the Trust and AXA Premier VIP Trust for which they also serve as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act). Mr. Joenk was not a Trustee prior to September 2004.

As of December 31, 2004, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the Funds of the Trust as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies:
Steven M. Joenk	$0		Over $100,000
Gerald C. Crotty	Core Equity Fund	$10,001-$50,000	$10,001-$50,000
Barry Hamerling	Small/Mid Cap Value Fund Money Market Fund	$51,001-$100,000 $51,001-$100,000	Over $100,000

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Name of Trustee	Dollar Range of Equity Securities in the Portfolios*		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies:
Cynthia R. Plouché	Core Equity Fund Small/Mid Cap Growth Fund International Equity Fund Health Care Fund Core Bond Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Rayman L. Solomon	Growth Fund Core Equity Fund Value Fund Small/Mid Cap Growth Fund Small/Mid Cap Value Fund International Equity Fund Technology Fund Health Care Fund Core Bond Fund	$1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000	$10,001-$50,000

*	As of December 31, 2004

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York (45)	President and Chief Executive Officer	Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Fund Distributors, Inc. and a director of MONY Capital Management, Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisors, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Ceorrelagem de Seguros Ltd. (Brazil).
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (49)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable; from September 1994 to July 1999, Assistant General Counsel of The Dreyfus Corporation.
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (42)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President, AXA Financial; since July 2004, director Enterprise Capital Management, Inc.; from December 1999 to December 2002, Controller of the Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial; from October 1996 to October 1999, Director-Fund Administration, Prudential Investments.

*	Each officer is elected on an annual basis.

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Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (46)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial. Prior thereto, an Investment Systems Development Analyst with TIAA-CREF.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (43)	Vice President	From November 2001 to present	From February 2001 to present, Vice President, AXA Financial; from July 1999 to present, Vice President AXA Equitable; from July 2004 to present, director of Enterprise Capital Management, Inc., from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer AXA Financial.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York (36)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Equitable, from January 1993 to December 1999. Manager of Prudential Investment Fund Management.
Andrew S. Novak, Esq. 1290 Avenue of the Americas New York, New York (36)	Assistant Secretary	From September 2002 to present	From May 2003 to present, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel of AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York (34)	Chief Compliance Officer	From September 2004 to present; Compliance Officer from September 2002 to September 2004	From March 2004 to present, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

*	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, AXA Equitable and/or its affiliates owned more than 25% of each Allocation Fund’s outstanding voting securities. As of that same date, there were no other control persons or principal holders of securities of any Allocation Fund.

The trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any Allocation Fund of the Trust.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group Unit (“Manager”), currently serves as the investment manager for each fund. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into an investment management agreement with respect to the funds (“Management Agreement”). The Board of Trustees approved a Management Agreement with respect to the Conservative, Moderate and Aggressive Funds at a meeting held on December 9, 2004 and with respect to the Moderate-Plus Fund at a meeting held on                 , 2005. In approving the Management Agreement with AXA Equitable, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the funds by AXA Equitable; (2) the performance of each fund or, where applicable, of comparable funds as compared to a peer group and an appropriate index; (3) AXA Equitable’s personnel and operations; (4) AXA Equitable’s financial condition; (5) the level and method of computing each fund’s management fee; (6) the profitability (or estimated profitability) of AXA Equitable under the Management Agreement; (7) “fall-out” benefits to AXA Equitable and its affiliates (i.e., ancillary benefits to be realized by AXA Equitable or its affiliates from AXA Equitable’s relationship with the Trust); (8) the effect of growth and size on each fund’s performance and expenses, where applicable; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the funds by AXA Equitable’s affiliates, including distribution services.

The Board, in examining the nature and quality of the services to be provided by AXA Equitable to the funds, recognized AXA Equitable’s experience in serving as an investment manager and noted that AXA Equitable currently provides investment management services to two other registered open-end investment companies. The Board also noted the extensive responsibilities that AXA Equitable has as investment manager to the funds, including the provision of investment advice to the funds, selection of the funds’ subadvisers and oversight of the subadvisers’ compliance with fund policies and objectives (where applicable), review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the funds. Based on its consideration and review of the foregoing information, the Board determined that the funds were likely to benefit from the nature and quality of these services, as well as AXA Equitable’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each fund or, where applicable, comparable accounts in comparison to funds with similar objectives and policies, the expertise and performance of the personnel overseeing the subadvisers, and compliance with each fund’s investment restrictions, tax and other requirements. After comparing the funds’ performance or that of comparable accounts managed by AXA Equitable with that of similar funds, the Board determined that each fund was likely to benefit from AXA Equitable serving as the investment manager.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated AXA Equitable’s costs and profitability in serving as investment

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manager to the funds, including the costs associated with the personnel, systems and equipment necessary to manage the funds and, where applicable, the costs associated with compensating the subadvisers. The Board also examined the fees paid by each fund in light of fees paid to other investment managers by comparable funds and the method of computing each fund’s fee. The Board also noted AXA Equitable’s commitment to expense limitation agreements with the funds. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by AXA Equitable, the Board concluded that the level of the fees to be paid to AXA Equitable with respect to each fund is fair and reasonable.

The Board also noted that AXA Equitable serves as the Trust’s administrator, receiving compensation for acting in this capacity, and is responsible for, among other things, coordinating the Trust’s audits, financial statements and tax returns and managing expenses and budgeting for the Trust. The Board also recognized that AXA Equitable’s affiliates, AXA Advisors, LLC, AXA Distributors, LLC and Enterprise Fund Distributors, Inc., serve as underwriters to the funds, and as such, receive Rule 12b-1 payments from the funds. The Board noted, however, that such payments are used to provide valuable shareholder services and to finance activities that are intended to result in the sale of Trust shares, which potentially could lead to growth in Trust assets and the corresponding benefits of that growth, including economies of scale and greater portfolio diversification. Further, the Board recognized that Sanford C. Bernstein & Co., LLC (“Bernstein”), a registered broker-dealer, is an affiliate of AXA Equitable and from time to time may receive brokerage commissions from the funds in connection with the purchase and sale of portfolio securities. The Board noted, however, that transactions with Bernstein must meet the Trust’s requirements for best execution. As such, the Board concluded that the benefits accruing to AXA Equitable and its affiliates by virtue of their relationship to the Trust are reasonable and fair in comparison with the costs of providing the relevant services.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of AXA Equitable, the Board determined approval of the Management Agreements was in the best interests of each fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Management Agreement.

The Management Agreement for the Allocation Funds obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Funds in which to invest and the appropriate allocations for each of the Allocation Funds; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreement requires the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to supervise the third-party service providers. The continuance of the Management Agreement, with respect to each fund, after the first two years must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with certain investment consulting firms to provide research to assist the Manager in allocating fund assets among sub-advisers and in making recommendations to the Trustees about hiring and changing sub-advisers. The Manager is responsible for paying the consulting fees.

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Each fund pays a fee to the Manager as described below for the investment management services the Manager provides that fund. The Manager and the Trust have also entered into an expense limitation agreement with respect to each fund (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through February 28, 2006 to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

Fund	Management Fee
Conservative Allocation Fund	0.20% of average daily net assets
Moderate Allocation Fund	0.20% of average daily net assets
Aggressive Allocation Fund	0.20% of average daily net assets
Moderate-Plus Allocation Fund	0.20% of average daily net assets

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class A, Class B and Class C shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

AXA Equitable and the officers of the Allocation Funds also serve as investment manager and officers, respectively, of certain of the Underlying Funds. In addition, the trustees of the Allocation Funds also serve as trustees of certain Underling Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Allocation Funds and the Underlying Funds. The trustees believe they have structured the Allocation Funds to address these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Allocation Funds will carefully analyze the situation and take all appropriate steps to address the potential conflicts.

Personal Trading Policies.    The Funds, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. The Trust’s Board of Trustees reviews the administration of the codes of ethics at least annually and receives a certification from each Sub-adviser regarding compliance with its code of ethics annually.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per fund and, for funds with more than one sub-adviser, an additional $35,000 for each portion of a fund for which separate administrative services are provided (e.g. portions of a fund allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, AXA Equitable

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relies on J. P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with administrative services, including monitoring of fund compliance and fund accounting services.

The Co-distributors

The Trust has distribution agreements with Enterprise Fund Distributors, Inc., (“EFD”), AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together as the “Co-distributors”) in which EFD, AXA Advisors and AXA Distributors serve as the Co- distributors for each class of the Trust’s shares. Each Co-Distributor is an indirect wholly-owned subsidiary of AXA Financial and the address for each is 1290 Avenue of the Americas, New York, New York 10104, except for EFD whose address is Atlanta Financial Center, 3343 Peachtree Road, N.E. Suite 450, Atlanta, GA.

The Trust’s Distribution Agreement with respect to the Class A, Class B, Class C and Class Y shares of the Conservative, Moderate and Aggressive Funds was approved by its Board of Trustees at a meeting held on December 9, 2004 and with respect to the Class A, Class B, Class C and Class Y shares of the Moderate-Plus Fund was approved by the Board of Trustees at a meeting held on             , 2005. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a fund and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Allocation Funds (“Plans”). The Funds’ Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, the Funds’ Class A shares, Class B shares and Class C shares pay an annual distribution fee of 0.20%, 0.75% and 0.75%, respectively, of their average daily net assets. There is no distribution plan with respect to Class Y shares and the funds pay no distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Trust; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Trust and the shareholders of the Funds and approved them.

Pursuant to each Plan, the Trust compensates the Co-distributors from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to securities dealers on a [quarterly] basis. The Co-distributors retain fees on shares sold for the first year for Class B shares and Class C shares. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of shares.

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under a

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Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors’ expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Trust investment objectives and policies and other information about the Trust and the funds, including the performance of the funds; (v) training sales personnel regarding the shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of shares.

AXA Equitable and the Co-distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit shareholders, including payments of significant amounts made to intermediaries that provide those services.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each fund on a continuous basis in all states in which the fund or the Trust may from time to time be registered or where permitted by applicable law. The Co-distributors have made no firm commitment to acquire shares of any fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plans or any Rule 12b-1 related agreement, as applicable. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Trustees. Each Plan also provides that it may not be amended to increase materially the amount (up to 0.45% of average daily net assets annually for Class A shares and up to 1.00% of average daily net assets annually for Class B and Class C shares) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The funds are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the funds may invest may be discounted for certain large domestic and foreign investors such as the funds. A number of foreign banks and brokers will be used for execution of each fund’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

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The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each fund on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the funds. For the fiscal period ended October 31, 2002, certain of the Sub-advisers allocated a substantial portion of their applicable fund’s brokerage business to brokers that provided such research services.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC, or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with

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brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same fund. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each fund to AXA Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to the portfolio securities of the Underlying Funds to the applicable Sub-advisers. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the Underlying Fund’s portfolio securities are included in Appendix B to the Trust’s SAI dated December 13, 2004. To the extent a proxy proposal is presented with respect to an Underlying Fund whether or not the proposal would present an issue as to which AXA Equitable could be deemed to have a conflict of interest, AXA Equitable will vote shares held by an Allocation Fund it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Fund’s other shareholders have voted.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Information concerning purchase and redemption of shares of the funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

Each fund offers four separate classes of shares: Class A, B, C and Y shares. Each class of shares of a fund represents an identical interest in the investment portfolio of that fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and an ongoing distribution fee and service fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”) and an ongoing distribution fee and service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the classes have separate exchange privileges. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”). At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Classes A, B and C CDSC

No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the

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investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any fund, where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years and Class C shares held for more than one year.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another fund although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships.    The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales of $1,000,000 or more. In addition, the Distributors will pay to the selling dealer a commission described in the Prospectus.

For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a fund to a Distributor pursuant to the Trust’s Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

Services for Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by the Distributors, except for the normal cost of issuing shares, which is paid by the Trust.

Automatic Reinvestment Plan.    All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same class of fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Trust at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

Automatic Bank Draft Plan.    An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Trust.

Automatic Investment Plan.    An investor may debit any class of a fund account on a monthly basis for automatic investments into one or more of the other funds of the same class. The minimum initial investment for the funds is $2,000 for each fund, except for

•	Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•	Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Distributors, have an agreement. Such accounts will be subject to a $1,000 minimum for each Fund.

•	Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

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•	529 Accounts ($25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction)

•	Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•	Corporate retirement plans, such as 401(k) and 403(b) plans

In 2004, existing accounts with balances of $1,000 or more at the time of the assessment will not be affected by the low minimum balance fee. However, in 2005 accounts will be required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Letter of Intent Investments.    Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the funds should complete the appropriate portion of the new account application.

Right of Accumulation Discount.    Investors who make an additional purchase of a class of shares of a fund which, when combined with the value of their existing aggregate holdings of shares of a fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under “Shareholder Account Information — Class A Shares — Initial Sales Charge Option” in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor’s spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

Checkwriting.    A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Manager. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

Systematic Withdrawal Plan.    Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the fund(s) at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and

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the fluctuations of the market price of the underlying fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Retirement Plans.    The Trust offers various Retirement Plans: IRA (generally for all individuals with employment income); 403(b)(7) (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

Conversion of Class B Shares

Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder’s account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributors to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

Exchange Privilege

Exchange of Class A Shares. You may exchange your Class A shares for Class A shares of any other fund. Class A shares of any fund cannot be exchanged for Class B, C, P or Y shares of any other fund.

Exchange of Class B Shares. Class B shares of all funds are exchangeable for Class B shares of any other fund. Class B shares of any fund cannot be exchanged for Class A, C, P or Y shares of any other fund.

Exchange of Class C Shares. Class C shares of all funds are exchangeable for Class C shares of any other Fund. Class C shares of any fund cannot be exchanged for Class A, B, P or Y shares of any other fund.

Exchange of Class Y Shares. Class Y shares of all funds are exchangeable for Class Y shares of any other fund. Class Y shares of any fund cannot be exchanged for Class A, B, C or P shares of any other fund.

The minimum initial investment rules applicable to a fund apply to any exchange where the exchange results in a new account being opened in such fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other funds are not considered fund exchanges but purchases for sales charge calculation purposes.

Shares of a fund that are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the fund is “tacked” onto the holding period for the newly acquired shares of the other fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

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An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the prospectus, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the fund under certain circumstances.

The Trust reserves the right to redeem an account at its option upon not less than 45 days’ written notice if an account’s net asset value is $500 or less and remains so during the notice period.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Trust. To date, all redemptions have been made in cash, and the Trust anticipates that all redemptions will be made in cash in the future. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

Determination of Net Asset Value

The Trust will offer and sell its shares based on each fund’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Trust and each of its classes, will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•	The assets belonging to each fund will include (i) all consideration received by the Trust for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each fund will include (i) the liabilities of the Trust in respect of that fund, (ii) all expenses, costs, charges and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular fund which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

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The value of each fund will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each fund are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day, at a bid price estimated by a broker.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

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•	Shares of the Underlying Funds held by the Allocation Funds are valued at their net asset value.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a fund invests but before the close of regular trading on the NYSE, the Trust may use fair value methods to reflect those changes. In addition, the Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a fund’s net asset value fairly reflects securities values as of the time of pricing.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each fund is treated for federal tax purposes as a separate corporation. As a regulated investment company under the Code (“RIC”), each fund that satisfies the Distribution Requirement described below will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains that it timely distributes to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

Backup Withholding.    Each fund is required to withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund or AXA Equitable with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who otherwise are subject to backup withholding.

Sale or Exchange of Fund Shares.    A shareholder’s sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund’s shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Class A Shareholders.    A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another AXA Equitable mutual fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the AXA Equitable mutual fund shares subsequently acquired.

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Conversion of Class B Shares.    A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

Qualification as a Regulated Investment Company.    Each fund has elected to be, and intends to qualify each taxable year for treatment as, a RIC. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and, for some funds, net gain from certain foreign currency transactions all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). Each fund also must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Distributions.    Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends (whether paid in cash or in additional fund shares) from a fund may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Taxation of Fund Operations.    Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service

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that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the foreign taxes deemed paid by him or her in computing his or her taxable income. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” described in the Prospectus.

If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a fund may invest may be subject to section 1256 of the Code

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(“section 1256 contracts”). Any section 1256 contracts a fund holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract a fund enters into or holds may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

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If a fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with OID and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of Shares.    Each Allocation Fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. A share of each class of a fund represents an identical interest in that fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect

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to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

Voting Rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, MO 64105, serves as the transfer agent and dividend disbursing agent for the Trust.

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Goodwin Procter LLP, 599 Lexington Avenue, New York, New York 10022, serves as counsel to the Independent Trustees of the Trust.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.

Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

PROXY	THE ENTERPRISE GROUP OF FUNDS, INC.	PROXY

Enterprise Managed Fund

Special Meeting of Shareholders –                     2005

This proxy is being solicited for the Board of Directors of The Enterprise Group of Funds, Inc. (the “Corporation”) on behalf of the Fund listed above, which is a series of the Corporation. The undersigned hereby appoints as proxies                      and                     , and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE                      OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

CONTROL NUMBER: 999 9999 9999 999

NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated – for example: “ABC Corp., John Doe, Treasurer.”

Signature

Signature (if held jointly)

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

The Board of Directors recommends a vote “FOR” the Proposal. Please indicate your vote by filling in the box completely. EXAMPLE: ■

	FOR	AGAINST	ABSTAIN
1. Approval of the Agreement and Plan of Conversion and Termination that provides for the reorganization of the Enterprise Managed Fund, a series of The Enterprise Group of Funds, Inc., into the AXA Enterprise Moderate-Plus Allocation Fund, a newly created series of the AXA Enterprise Multimanager Funds Trust.

Please date and sign the reverse side of this card.